SL GREEN REALTY CORP.

SECOND QUARTER 2025 SUPPLEMENTAL DATA

June 30, 2025

SL Green Realty Corp. is a self-managed real estate investment trust, or REIT, with in-house capabilities in property management, acquisitions and dispositions, debt investing, financing, development, redevelopment, construction and leasing.
As of June 30, 2025, the Company held interests in 53 buildings totaling 30.7 million square feet. This included ownership interests in 27.2 million square feet in Manhattan buildings and 2.7 million square feet securing debt and preferred equity investments.
•SL Green’s common stock is listed on the New York Stock Exchange and trades under the symbol SLG.
•SL Green's website is www.slgreen.com.
•This data is furnished to supplement audited and unaudited regulatory filings of the Company and should be read in conjunction with those filings. The financial data herein is unaudited and is provided to assist readers of quarterly and annual financial filings and should not be read in replacement of, or superior to, such financial filings. As such, data otherwise contained in future regulatory filings covering the same period may restate the data presented herein.

Questions pertaining to the information contained herein should be referred to Investor Relations at investor.relations@slgreen.com.

Forward-looking Statements
This supplemental reporting package includes certain statements that may be deemed to be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and are intended to be covered by the safe harbor provisions thereof. All statements, other than statements of historical facts, included in this supplemental reporting package that address activities, events or developments that we expect, believe or anticipate will or may occur in the future, including such matters as future capital expenditures, dividends and acquisitions (including the amount and nature thereof), development trends of the real estate industry and the New York metropolitan area markets, occupancy, business strategies, expansion and growth of our operations and other similar matters, are forward-looking statements. These forward-looking statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions, expected future developments and other factors we believe are appropriate. Forward-looking statements are not guarantees of future performance and actual results or developments may differ materially, and we caution you not to place undue reliance on such statements. Forward-looking statements are generally identifiable by the use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend," "project," "continue," or the negative of these words, or other similar words or terms.

Forward-looking statements contained in this supplemental reporting package are subject to a number of risks and uncertainties, many of which are beyond our control, that may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by forward-looking statements made by us. Factors and risks to our business that could cause actual results to differ from those contained in the forward-looking statements include risks and uncertainties described in our filings with the Securities and Exchange Commission. Except to the extent required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of future events, new information or otherwise.

The following discussion related to the consolidated financial statements of the Company should be read in conjunction with the financial statements for the quarter ended June 30, 2025 that will be included on Form 10-Q to be filed on or before August 11, 2025.

Supplemental Information	2	Second Quarter 2025

TABLE OF CONTENTS

Definitions	4

Highlights	6

Key Financial Data	9	-	11

Office Leasing Statistics	12

Comparative Balance Sheets	13

Comparative Statements of Operations	15

Comparative Computation of FFO and FAD	16

Consolidated Statement of Equity	17

Joint Venture Statements	18	-	20

Selected Financial Data	21	-	24

Debt Summary Schedule	25	-	27

Derivative Summary Schedule	28

Lease Liability Schedule	29

Debt and Preferred Equity Investments	30	-	32

Selected Property Data
Property Portfolio	33	-	37
Largest Tenants	38
Tenant Diversification	39
Leasing Activity	40	-	41
Lease Expirations	42	-	44

Summary of Real Estate Acquisition/Disposition Activity	45	-	49

Non-GAAP Disclosures and Reconciliations	50

Analyst Coverage	53

Executive Management	54

Supplemental Information	3	Second Quarter 2025

DEFINITIONS

Annualized cash rent - Monthly base rent and escalations per the lease, excluding concessions, deferrals, and abatements as of the last day of the quarter, multiplied by 12.
ASP - Alternative strategy portfolio.
Capitalized Interest - The total of i) interest cost for project specific debt on properties that are under development or redevelopment plus ii) an imputed interest cost for properties that are under development or redevelopment, which is calculated based on the Company’s equity investment in those properties multiplied by the Company’s consolidated weighted average borrowing rate. Capitalized Interest is a component of the carrying value of a development or redevelopment property.
CMBS Investments - Investments in commercial mortgage-backed securities.
Consolidated securitization vehicle - CMBS securitization trusts for which the terms of our investment and special servicing assignment give us the ability to direct the activities that could significantly impact the trust's economic performance
Debt service coverage - Operating Income adding back income taxes, loan loss reserves and the Company's share of joint venture depreciation and amortization, divided by total interest and principal payments.
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre) - EBITDAre is a non-GAAP financial measure. The Company computes EBITDAre in accordance with standards established by NAREIT, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The White Paper on EBITDAre approved by the Board of Governors of NAREIT in September 2017 defines EBITDAre as net income (loss) (computed in accordance with Generally Accepted Accounting Principles, or GAAP), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures.
First generation TIs and LCs - Tenant improvements (TIs), leasing commissions (LCs), and other leasing costs which are generally incurred during the first 4-5 years following acquisition of a property.
Fixed charge - Total payments for interest, loan principal amortization, ground rent and preferred stock dividends.
Fixed charge coverage - Operating Income adding back income taxes, loan loss reserves and the Company's share of joint venture depreciation and amortization, divided by Fixed Charge. The calculation of fixed charge coverage for purposes of our credit facility covenants is governed by the terms of the credit facility.
Funds Available for Distribution (FAD) - FAD is a non-GAAP financial measure that is calculated as FFO plus non-real estate depreciation, allowance for straight line credit loss, adjustment for straight line operating lease rent, non-cash deferred compensation, and pro-rata adjustments for these items from the Company's unconsolidated JVs, less straight line rental income, free rent net of amortization, second cycle tenant improvement and leasing costs, and recurring capital expenditures.

Funds from Operations (FFO) - FFO is a widely recognized non-GAAP financial measure of REIT performance. The Company computes FFO in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which may not be comparable to FFO reported by other REITs that do not compute FFO in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The revised White Paper on FFO approved by the Board of Governors of NAREIT in April 2002, and subsequently amended in December 2018, defines FFO as net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of properties, and real estate related impairment charges, plus real estate related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.
Junior Mortgage Participations - Subordinate interests in first mortgages.
Mezzanine Debt - Loans secured by ownership interests in real estate.
Net Operating Income (NOI) and Cash NOI - NOI is a non-GAAP financial measure that is calculated as operating income before transaction related costs, gains/losses on early extinguishment of debt, marketing general and administrative expenses and non-real estate revenue. Cash NOI is also a non-GAAP financial measure that is calculated by subtracting free rent (net of amortization), straight-line rent, and the amortization of acquired above and below-market leases from NOI, while adding operating lease straight-line adjustment and the allowance for straight-line tenant credit loss.
Preferred Equity Investments - Equity investments that are senior to common equity and are entitled to preferential returns.
Recurring capital expenditures - Building improvements and leasing costs required to maintain current revenues. Recurring capital expenditures do not include building improvements that are incurred to bring a property up to “operating standards.”
Redevelopment costs - Non-recurring capital expenditures incurred to improve properties to the Company’s operating standards.
Right of Use Assets / Lease Liabilities - Represents the right to control the use of leased property and the corresponding obligation, both measured at inception as the present value of the lease payments. The asset and related liability are classified as either operating or financing based on the length and cost of the lease and whether the lease contains a purchase option or a transfer of ownership. Operating leases are expensed through operating lease rent while financing leases are expensed through amortization and interest expense.

Supplemental Information	4	Second Quarter 2025

DEFINITIONS

Same-Store Properties (Same-Store) - Properties owned in the same manner during both the current and prior year, excluding development and redevelopment properties that are not stabilized for both the current and prior year. Changes to Same-Store properties in 2025 are as follows:

Added to Same-Store in 2025:	Removed from Same-Store in 2025:
7 Dey Street	10 East 53rd Street (interest acquired)
760 Madison Avenue - Retail	85 Fifth Avenue (disposed)
15 Beekman Street
245 Park Avenue
Second generation TIs and LCs - Tenant improvements, leasing commissions, and other leasing costs that do not meet the definition of first generation TIs and LCs.
SLG Interest - 'SLG Share' or 'Share of JV' is computed by multiplying the referenced line item by the Company's percentage ownership or economic interest in the respective joint ventures and may not accurately depict the legal and/or economic implications of holding a non-controlling interest in the respective joint ventures.
Total square feet owned - The total square footage of properties either owned directly by the Company or in which the Company has a joint venture interest.

Supplemental Information	5	Second Quarter 2025

SECOND QUARTER 2025 HIGHLIGHTS Unaudited

NEW YORK, July 16, 2025 - SL Green Realty Corp. (the "Company") (NYSE: SLG) today reported a net loss attributable to common stockholders for the quarter ended June 30, 2025 of $11.1 million, or $0.16 per share, as compared to a net loss of $2.2 million, or $0.04 per share, for the same quarter in 2024.
The Company reported a net loss attributable to common stockholders for the six months ended June 30, 2025 of $32.2 million and $0.47 per share as compared to net income of $11.0 million and $0.16 per share for the same period in 2024. Net loss attributable to common stockholders for the six months ended June 30, 2025 included $30.4 million, or $0.40 per share, of net losses recognized from the sale of real estate interests and non-cash fair value adjustments. Net income for the six months ended June 30, 2024 included $99.2 million, or $1.41 per share, of net losses recognized from the sale of real estate interests and non-cash fair value adjustments.
The Company reported FFO for the quarter ended June 30, 2025 of $124.5 million or $1.63 per share, inclusive of $46.6 million, or $0.61 per share, of income, excluding interest income, related to the repayment of the commercial mortgage investment at 522 Fifth Avenue and net of $14.5 million, or $0.19 per share, of investment reserves and $1.2 million, or $0.02 per share, of negative non-cash fair value adjustments on mark-to-market derivatives. The Company reported FFO of $143.9 million, or $2.05 per share, for the same period in 2024, which included $48.5 million, or $0.69 per share, of gains on discounted debt extinguishments at 280 Park Avenue and 719 Seventh Avenue and $1.4 million, or $0.02 per share, of positive non-cash fair value adjustments on mark-to-market derivatives.
The Company reported FFO for the six months ended June 30, 2025 of $231.1 million and $3.03 per share, inclusive of $71.6 million, or $0.94 per share, of income, excluding interest income, related to the repayment of the commercial mortgage investment at 522 Fifth Avenue and net of $14.5 million, or $0.19 per share, of investment reserves and $4.3 million, or $0.06 per share, of negative non-cash fair value adjustments on mark-to-market derivatives. The Company reported FFO of $359.4 million, or $5.12 per share, for the same period in 2024, which included $190.1 million, or $2.71 per share, of gains on discounted debt extinguishment at 2 Herald Square, 280 Park Avenue, and 719 Seventh Avenue and $6.5 million, or $0.09 per share, of positive non-cash fair value adjustments on mark-to-market derivatives.
All per share amounts are presented on a diluted basis.
Operating and Leasing Activity
Same-store cash NOI, including the Company's share of same-store cash NOI from unconsolidated joint ventures, decreased by 0.1% for the second quarter of 2025, or 1.0% excluding lease termination income, as compared to the same period in 2024.
Same-store cash NOI, including our share of same-store cash NOI from unconsolidated joint ventures, increased by 1.4% for the six months ended June 30, 2025, or 0.7% excluding lease termination income, as compared to the same period in 2024.
During the second quarter of 2025, the Company signed 46 office leases in its Manhattan office portfolio totaling 541,721 square feet. The average rent on the Manhattan office leases signed in the second quarter of 2025 was $90.03 per rentable square foot with an average lease term of 7.8 years and average tenant concessions of 6.3 months of free rent with a tenant improvement allowance of $78.81 per rentable square foot. Thirty-six leases comprising 309,246 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated. Those replacement leases had average starting rents of $95.93 per rentable square foot, representing a 2.4% increase over the previous fully escalated rents on the same office spaces.
During the six months ended June 30, 2025, the Company signed 91 office leases in its Manhattan office portfolio totaling 1,143,826 square feet. The average rent on the Manhattan office leases signed in 2025 was $86.52 per rentable square foot with an average lease term of 8.9 years and average tenant concessions of 8.1 months of free rent with a tenant improvement allowance of $87.49 per rentable square foot. Sixty leases comprising 670,377 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated. Those replacement leases had average starting rents of $88.58 per rentable square foot, representing a 0.4% decrease over the previous fully escalated rents on the same office spaces.
Occupancy in the Company's Manhattan same-store office portfolio was 91.4% as of June 30, 2025, consistent with the Company's expectations, inclusive of 531,666 square feet of leases signed but not yet commenced, as compared to 91.8% at the end of the previous quarter. The Company expects to increase Manhattan same-store office occupancy, inclusive of leases signed but not yet commenced, to 93.2% by December 31, 2025.

Supplemental Information	6	Second Quarter 2025

SECOND QUARTER 2025 HIGHLIGHTS Unaudited

Significant leasing activity in the second quarter includes:
•New lease with Pinterest, Inc. for 82,812 square feet at Eleven Madison Avenue;
•New expansion lease with EQT Partners Inc for 38,358 square feet at 245 Park Avenue;
•Early renewal and expansion with Cohen & Gresser LLP for 37,915 square feet at 800 Third Avenue;
•Early renewal and expansion with AMA Management Services LLC for 35,151 square feet at Worldwide Plaza;
•New lease with Prologis, LP for 29,397 square feet at 461 Fifth Avenue;
•New lease with NNN Ultimate Holdings. LLC for 28,906 square feet at 1185 Avenue of the Americas; and
•New lease with Offit Capital Advisors LLC for 26,400 square feet at 485 Lexington Avenue.
Investment Activity
In May, the Company's commercial mortgage investment in 522 Fifth Avenue, which had a carrying value of $125.0 million, was repaid for $200.0 million, in addition to interest income recognized on the investment. The repayment generated net proceeds to the Company of $196.6 million.
In April, together with its joint venture partner, the Company closed on the sale of 85 Fifth Avenue for a gross asset valuation of $47.0 million. The transaction generated net proceeds to the Company of $3.2 million.
In April, the Company exercised its purchase option and closed on the acquisition of its partner's 49.9% interest in 100 Park Avenue for total cash consideration of $14.9 million.
Debt and Preferred Equity Investment Activity
The carrying value of the Company’s debt and preferred equity portfolio was $525.4 million at June 30, 2025, including $209.7 million representing the Company's share of the preferred equity investment in 625 Madison Avenue that is accounted for as an unconsolidated joint venture. The portfolio had a weighted average current yield of 7.0% as of June 30, 2025, or 7.9% excluding the effect of $63.0 million of investments that are on non-accrual.
During the second quarter of 2025, the Company invested $11.3 million in real estate debt and commercial mortgage-backed securities ("CMBS") and sold CMBS investments with a carrying value of $6.7 million for $8.1 million.
In July, the Company sold 50.0% of the preferred equity investment in 625 Madison Avenue for $104.9 million. The sales price represented 93.6% of the carrying value of $112.1 million as of June 30, 2025.
Financing Activity
In June, an affiliate of the Company and a joint venture partner acquired the debt encumbering 1552-1560 Broadway, which had a total debt claim of $219.5 million, inclusive of $26.4 million of accrued and unpaid interest, for $63.0 million.
Special Servicing and Asset Management Activity
The Company's special servicing business increased by $1.3 billion in active assignments, which now totals $6.1 billion, with an additional $10.5 billion for which the Company has been designated as special servicer on assets that are not currently in active special servicing.
Earnings Guidance
The Company is increasing its 2025 earnings guidance range for the year ending December 31, 2025 to FFO per share of $5.65 to $5.95, an increase of $0.40 per share at the midpoint, to reflect incremental income generated by the Company's debt and preferred equity portfolio, while maintaining its 2025 net income guidance range of $1.27 to $1.57.

Supplemental Information	7	Second Quarter 2025

SECOND QUARTER 2025 HIGHLIGHTS Unaudited

Dividends
In the second quarter of 2025, the Company declared:
•Three monthly ordinary dividends on its outstanding common stock of $0.2575 per share, which were paid in cash on May 15, June 16 and July 15, 2025;
•A quarterly dividend on its outstanding 6.50% Series I Cumulative Redeemable Preferred Stock of $0.40625 per share for the period April 15, 2025 through and including July 14, 2025, which was paid in cash on July 15, 2025, and is the equivalent of an annualized dividend of $1.625 per share.
Conference Call and Audio Webcast
The Company's executive management team, led by Marc Holliday, Chairman and Chief Executive Officer, will host a conference call and audio webcast on Thursday, July 17, 2025, at 2:00 p.m. ET to discuss the financial results.
Supplemental data will be available prior to the quarterly conference call in the Investors section of the SL Green Realty Corp. website at www.slgreen.com under “Financial Reports.”
The live conference call will be webcast in listen-only mode and a replay will be available in the Investors section of the SL Green Realty Corp. website at www.slgreen.com under “Presentations & Webcasts.”
Research analysts who wish to participate in the conference call must first register at https://register-conf.media-server.com/register/BI0e3732b28c9b475bae122f40d1054549.

Supplemental Information	8	Second Quarter 2025

KEY FINANCIAL DATA Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	6/30/2025	3/31/2025	12/31/2024	9/30/2024	6/30/2024

Earnings Per Share
Net (loss) income available to common stockholders (EPS) - diluted	$(0.16)	$(0.30)	$0.13	$(0.21)	$(0.04)
Funds from operations (FFO) available to common stockholders - diluted	$1.63	$1.40	$1.81	$1.13	$2.05

Common Share Price & Dividends
Closing price at the end of the period	$61.90	$57.70	$67.92	$69.61	$56.64
Closing high price during period	$65.94	$68.38	$81.13	$72.21	$57.38
Closing low price during period	$47.90	$55.58	$66.24	$54.99	$48.32
Annual dividend per common share	$3.09	$3.09	$3.09	$3.00	$3.00

FFO dividend payout ratio (trailing 12 months)	51.1%	47.4%	37.3%	43.6%	43.7%
Funds available for distribution (FAD) dividend payout ratio (trailing 12 months)	95.0%	75.6%	52.3%	53.1%	54.2%

Common Shares & Units
Common shares outstanding	71,025	71,016	71,097	65,235	64,814
Units outstanding	4,853	5,010	4,510	4,474	4,299
Total common shares and units outstanding	75,878	76,026	75,607	69,709	69,113

Weighted average common shares and units outstanding - basic	74,455	74,527	70,654	67,999	68,740
Weighted average common shares and units outstanding - diluted	76,278	76,333	72,915	69,733	70,180

Market Capitalization
Market value of common equity	$4,696,848	$4,386,700	$5,135,227	$4,852,443	$3,914,560
Liquidation value of preferred equity/units and redeemable equity	425,141	426,016	426,064	396,730	396,730
Consolidated debt	3,753,402	3,876,727	3,621,024	3,833,798	3,639,892
Consolidated market capitalization	$8,875,391	$8,689,443	$9,182,315	$9,082,971	$7,951,182
SLG share of unconsolidated JV debt	6,043,432	6,033,918	6,027,862	6,876,416	6,866,190
Market capitalization including SLG share of unconsolidated JVs	$14,918,823	$14,723,361	$15,210,177	$15,959,387	$14,817,372

Consolidated debt service coverage (trailing 12 months)	3.48x	3.49x	3.80x	3.36x	3.26x
Consolidated fixed charge coverage (trailing 12 months)	2.83x	2.83x	3.08x	2.72x	2.63x
Debt service coverage, including SLG share of unconsolidated JVs (trailing 12 months)	1.85x	1.83x	1.91x	1.73x	1.69x
Fixed charge coverage, including SLG share of unconsolidated JVs (trailing 12 months)	1.67x	1.66x	1.74x	1.58x	1.54x

Supplemental Information	9	Second Quarter 2025

KEY FINANCIAL DATA Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	6/30/2025	3/31/2025	12/31/2024	9/30/2024	6/30/2024

Selected Balance Sheet Data
Real estate assets before depreciation	$6,731,336	$6,678,906	$6,607,741	$6,289,894	$6,264,757
Debt and preferred equity investments	$315,684	$318,189	$303,726	$293,924	$290,487
Investments in unconsolidated joint ventures	$2,701,382	$2,712,582	$2,690,138	$2,871,683	$2,895,399
Debt fund investments	$41,356	$—	$—	$—	$—
Cash and cash equivalents	$182,912	$180,133	$184,294	$188,216	$199,501
Investment in marketable securities	$17,151	$12,295	$22,812	$16,522	$16,593

Total assets	$11,252,329	$11,410,623	$10,470,099	$10,216,072	$9,548,652

Consolidated fixed rate & hedged debt	$3,367,249	$3,367,361	$3,257,474	$3,287,898	$3,039,399
Consolidated variable rate debt	386,153	509,366	363,550	485,000	540,000
Consolidated ASP debt	—	—	—	60,900	60,493
Total consolidated debt	$3,753,402	$3,876,727	$3,621,024	$3,833,798	$3,639,892
Deferred financing costs, net of amortization	(13,788)	(15,275)	(14,242)	(12,903)	(14,304)
Total consolidated debt, net	$3,739,614	$3,861,452	$3,606,782	$3,820,895	$3,625,588

Total liabilities	$6,889,934	$6,972,478	$5,915,143	$6,135,743	$5,358,337

Fixed rate & hedged debt, including SLG share of unconsolidated JV debt	$8,836,884	$8,827,482	$8,711,539	$8,975,687	$8,720,916
Variable rate debt, including SLG share of unconsolidated JV debt (1)	386,153	509,366	363,550	732,761	785,013
ASP debt, including SLG share of unconsolidated ASP JV debt	573,797	573,797	573,797	1,001,766	1,000,153
Total debt, including SLG share of unconsolidated JV debt	$9,796,834	$9,910,645	$9,648,886	$10,710,214	$10,506,082

(1) Does not reflect floating rate debt and preferred equity investments that provide a hedge against floating rate debt.

Supplemental Information	10	Second Quarter 2025

KEY FINANCIAL DATA Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	6/30/2025	3/31/2025	12/31/2024	9/30/2024	6/30/2024
Selected Operating Data
Property operating revenues	$165,237	$163,019	$156,930	$156,933	$150,632
Property operating expenses	(94,960)	(99,385)	(89,129)	(86,701)	(84,759)
Property NOI	$70,277	$63,634	$67,801	$70,232	$65,873
SLG share of unconsolidated JV Property NOI	119,115	113,876	118,072	122,936	117,506
Property NOI, including SLG share of unconsolidated JV Property NOI	$189,392	$177,510	$185,873	$193,168	$183,379
SUMMIT Operator revenue	31,007	22,534	38,571	36,437	32,602
Investment income, including SLG share of unconsolidated JV	11,398	21,032	10,463	10,089	7,911
Income (loss) from debt fund investments, net	600	—	—	—	—
Interest income from real estate loans held by consolidated securitization vehicles, net	32	2,009	2,905	1,441	—
Other income, including SLG share of unconsolidated JV	22,977	23,518	31,805	26,894	35,077
Gain on early extinguishment of debt, including SLG share of unconsolidated JV	—	—	25,985	—	48,482
SUMMIT Operator expenses	(24,847)	(21,764)	(28,792)	(37,901)	(23,188)
Loan loss and other investment reserves, net of recoveries	46,287	25,039	—	—	—
Transaction costs, including SLG share of unconsolidated JVs	(177)	(295)	(138)	(171)	(76)
Marketing general & administrative expenses	(21,579)	(21,724)	(22,827)	(21,015)	(20,032)
Income taxes	1,296	653	2,324	1,406	1,230
EBITDAre	$256,386	$228,512	$246,169	$210,348	$265,385

Manhattan Properties
Property operating revenues	$160,095	$158,037	$151,614	$151,886	$145,369
Property operating expenses	82,287	87,410	77,371	73,841	73,436
Property NOI	$77,808	$70,627	$74,243	$78,045	$71,933

Other income - consolidated	$2,013	$5,551	$4,157	$2,967	$2,270

SLG share of property NOI from unconsolidated JVs	$118,869	$113,627	$117,958	$123,401	$117,384

Office Portfolio Statistics (Manhattan Operating Properties)
Consolidated office buildings in service	16	16	15	14	14
Unconsolidated office buildings in service	10	9	9	10	10
	26	25	24	24	24

Consolidated office buildings in service - square footage	9,788,852	9,788,852	9,587,441	8,753,441	8,753,441
Unconsolidated office buildings in service - square footage	13,560,633	12,175,149	12,175,149	13,009,149	13,009,149
	23,349,485	21,964,001	21,762,590	21,762,590	21,762,590

Supplemental Information	11	Second Quarter 2025

OFFICE LEASING STATISTICS Manhattan Operating Properties

	As of or for the three months ended
	6/30/2025	3/31/2025	12/31/2024	9/30/2024	6/30/2024

Signed Leasing

Same-Store office occupancy inclusive of leases signed not yet commenced	91.4%	91.8%	92.4%	89.7%	89.2%

New leases signed	29	35	38	24	26
Renewal leases signed	17	10	10	18	12
Total office leases signed	46	45	48	42	38

Signed office square footage filling vacancy	232,475	240,974	663,370	197,617	154,380
Signed office square footage on previously occupied space (M-T-M leasing) (1)	309,246	361,131	1,126,626	566,138	266,133
Total office square footage signed	541,721	602,105	1,789,996	763,755	420,513

Average starting cash rent psf - office leases signed	$95.93	$82.29	$76.24	$107.13	$112.76
Previous escalated cash rent psf - office leases signed (2)	$93.65	$84.89	$69.97	$96.69	$97.64
Increase (decrease) in new cash rent over previously escalated cash rent (1) (2)	2.4%	(3.1)%	9.0%	10.8%	15.5%
Average lease term	7.8	9.8	10.6	11.4	8.8
Tenant concession packages psf	$78.81	$94.35	$116.36	$114.90	$77.26
Free rent months	6.3	9.4	12.5	12.2	7.0

Commenced Leasing

Same-Store office occupancy based on commenced leases	89.1%	88.4%	87.8%	87.5%	86.5%

New leases commenced	34	27	24	29	30
Renewal leases commenced	16	9	10	17	12
Total office leases commenced	50	36	34	46	42

Commenced office square footage filling vacancy	372,611	388,305	133,978	179,200	195,953
Commenced office square footage on previously occupied space (M-T-M leasing) (1)	334,144	283,236	1,015,833	540,288	211,251
Total office square footage commenced	706,755	671,541	1,149,811	719,488	407,204

Average starting cash rent psf - office leases commenced	$79.27	$84.80	$80.72	$106.76	$96.79
Previous escalated cash rent psf - office leases commenced (2)	$88.68	$88.34	$71.18	$95.44	$100.86
Increase (decrease) in new cash rent over previously escalated cash rent (1) (2)	(10.6)%	(4.0)%	13.4%	11.9%	(4.0)%
Average lease term	10.1	9.1	10.5	10.5	11.9
Tenant concession packages psf	$111.53	$109.37	$102.30	$103.37	$105.17
Free rent months	11.4	9.5	11.8	11.5	10.0

(1) Calculated on space that was occupied within the previous 12 months.
(2) Previously escalated cash rent includes base rent plus all additional amounts paid by the previous tenant in the form of real estate taxes, operating expenses, porters wage or a consumer price index (CPI) adjustment.

Supplemental Information	12	Second Quarter 2025

COMPARATIVE BALANCE SHEETS Unaudited (Dollars in Thousands)

	As of
	6/30/2025	3/31/2025	12/31/2024	9/30/2024	6/30/2024
Assets
Commercial real estate properties, at cost:
Land and land interests	$1,448,504	$1,450,892	$1,357,041	$1,134,432	$1,134,432
Building and improvements	3,867,078	3,828,638	3,862,224	3,781,403	3,743,316
Building leasehold and improvements	1,415,754	1,399,376	1,388,476	1,374,059	1,365,423
	6,731,336	6,678,906	6,607,741	6,289,894	6,243,171
Less: accumulated depreciation	(2,220,242)	(2,174,667)	(2,126,081)	(2,084,755)	(2,041,102)
Net real estate	4,511,094	4,504,239	4,481,660	4,205,139	4,202,069

Other real estate investments:
Debt and preferred equity investments, net (1)	315,684	318,189	303,726	293,924	290,487
Investment in unconsolidated joint ventures	2,701,382	2,712,582	2,690,138	2,871,683	2,895,399
Debt fund investments	41,356	—	—	—	—

Assets held for sale, net	—	—	—	—	21,615
Cash and cash equivalents	182,912	180,133	184,294	188,216	199,501
Restricted cash	159,905	156,895	147,344	126,909	116,310
Investment in marketable securities	17,151	12,295	22,812	16,522	16,593
Tenant and other receivables	44,444	48,074	44,055	53,628	41,202
Related party receivables	12,030	18,630	26,865	13,077	8,127
Deferred rents receivable	267,046	264,982	266,428	266,606	266,596
Deferred costs, net	117,964	114,317	117,132	105,646	107,163
Right-of-use assets - operating leases	875,379	860,449	865,639	870,782	875,878
Real estate loans held by consolidated securitization vehicles	1,431,362	1,599,291	709,095	713,218	—
Other assets	574,620	620,547	610,911	490,722	507,712

Total Assets	$11,252,329	$11,410,623	$10,470,099	$10,216,072	$9,548,652

(1) This balance excludes a $209.7 million preferred equity investment included in the Investment in unconsolidated joint ventures line item.

Supplemental Information	13	Second Quarter 2025

COMPARATIVE BALANCE SHEETS Unaudited (Dollars in Thousands)

	As of
	6/30/2025	3/31/2025	12/31/2024	9/30/2024	6/30/2024
Liabilities
Mortgages and other loans payable	$2,043,402	$2,036,727	$1,951,024	$1,648,798	$1,649,892
Unsecured term loans	1,150,000	1,150,000	1,150,000	1,250,000	1,250,000
Unsecured notes	100,000	100,000	100,000	100,000	100,000
Revolving credit facility	360,000	490,000	320,000	735,000	540,000
Deferred financing costs	(13,788)	(15,275)	(14,242)	(12,903)	(14,304)
Total debt, net of deferred financing costs	3,639,614	3,761,452	3,506,782	3,720,895	3,525,588
Accrued interest payable	16,066	18,473	16,527	22,825	20,083
Accounts payable and accrued expenses	130,656	123,256	122,674	125,377	121,050
Deferred revenue	158,111	166,240	164,887	154,700	153,660
Lease liability - financing leases	107,513	107,183	106,853	106,518	106,187
Lease liability - operating leases	814,088	806,669	810,989	815,238	819,439
Dividends and distributions payable	22,150	21,978	21,816	20,147	20,088
Security deposits	60,825	62,210	60,331	56,297	58,002
Liabilities related to assets held for sale	—	—	—	—	10,424
Junior subordinated deferrable interest debentures	100,000	100,000	100,000	100,000	100,000
Senior obligations of consolidated securitization vehicles	1,431,362	1,409,185	590,131	603,902	—
Other liabilities	409,549	395,832	414,153	409,844	423,816
Total Liabilities	6,889,934	6,972,478	5,915,143	6,135,743	5,358,337

Noncontrolling interests in Operating Partnership
(4,853 units outstanding at 6/30/2025)	287,151	288,702	288,941	293,593	265,823
Preferred units and redeemable equity	195,141	196,016	196,064	166,731	166,731

Equity
SL Green stockholders' equity:
Series I Preferred Stock	221,932	221,932	221,932	221,932	221,932
Common stock, $0.01 par value, 160,000 shares authorized, 71,025
issued and outstanding at 6/30/2025	710	710	711	663	660
Additional paid–in capital	4,198,303	4,156,242	4,159,562	3,866,088	3,836,751
Treasury stock at cost	—	—	—	(128,655)	(128,655)
Accumulated other comprehensive earnings (loss)	(16,324)	(4,842)	18,196	(27,308)	40,371
Retained deficit	(613,117)	(537,585)	(449,101)	(376,435)	(279,763)
Total SL Green Realty Corp. stockholders' equity	3,791,504	3,836,457	3,951,300	3,556,285	3,691,296

Noncontrolling interests in other partnerships	88,599	116,970	118,651	63,720	66,465

Total Equity	3,880,103	3,953,427	4,069,951	3,620,005	3,757,761

Total Liabilities and Equity	$11,252,329	$11,410,623	$10,470,099	$10,216,072	$9,548,652

Supplemental Information	14	Second Quarter 2025

COMPARATIVE STATEMENT OF OPERATIONS Unaudited (Dollars in Thousands Except Per Share)

	Three Months Ended			Six Months Ended
	June 30,	June 30,	March 31,	June 30,	June 30,
	2025	2024	2025	2025	2024
Revenues
Rental revenue, net	$147,535	$135,563	$144,518	$292,053	$263,766
Escalation and reimbursement revenues	17,702	15,069	18,501	36,203	28,370
SUMMIT Operator revenue	31,007	32,602	22,534	53,541	58,206
Investment income	6,339	6,191	16,114	22,453	13,594
Interest income from real estate loans held by consolidated securitization vehicles	21,049	—	15,981	37,030	—
Other income	18,284	33,395	22,198	40,482	46,766
Total Revenues	241,916	222,820	239,846	481,762	410,702

Gain on early extinguishment of debt	—	17,777	—	—	17,777

Expenses
Operating expenses (1)	51,105	46,333	56,062	107,167	89,941
Real estate taxes	37,750	32,058	37,217	74,967	63,664
Operating lease rent	6,105	6,368	6,106	12,211	12,773
SUMMIT Operator expenses	24,847	23,188	21,764	46,611	45,046
Loan loss and other investment reserves, net of recoveries	(46,287)	—	(25,039)	(71,326)	—
Transaction related costs	177	76	295	472	92
Marketing, general and administrative	21,579	20,032	21,724	43,303	41,345
Total Operating Expenses	95,276	128,055	118,129	213,405	252,861

Equity in net (loss) income from unconsolidated joint ventures (2)	(22,775)	4,325	2,950	(19,825)	115,485
Income from debt fund investments, net (3)	600	—	—	600	—

Operating Income	124,465	116,867	124,667	249,132	291,103

Interest expense, net of interest income	45,318	35,803	45,681	90,999	66,976
Amortization of deferred financing costs	1,742	1,677	1,687	3,429	3,216
SUMMIT Operator tax expense	1,547	1,855	(45)	1,502	560
Interest expense on senior obligations of consolidated securitization vehicles	21,017	—	13,972	34,989	—
Depreciation and amortization	60,160	52,247	64,498	124,658	100,831
Income (Loss) from Continuing Operations (4)	(5,319)	25,285	(1,126)	(6,445)	119,520

Gain on sale of marketable securities	10,232	—	—	10,232	—
Equity in net (loss) gain on sale of interest in unconsolidated joint venture/real estate	(1,946)	(8,129)	—	(1,946)	18,635
Purchase price and other fair value adjustments	(9,617)	1,265	(9,611)	(19,228)	(49,227)
Loss on sale of real estate, net	(167)	(2,741)	(482)	(649)	(2,741)
Depreciable real estate reserves	—	(13,721)	(8,546)	(8,546)	(65,839)
Depreciable real estate reserves in unconsolidated joint venture	—	—	(1,780)	(1,780)	—
Net (Loss) Income	(6,817)	1,959	(21,545)	(28,362)	20,348

Net loss attributable to noncontrolling interests	1,615	2,024	6,362	7,977	2,417
Preferred units distributions	(2,153)	(2,406)	(2,154)	(4,307)	(4,309)
Net (Loss) Income attributable to SL Green	(7,355)	1,577	(17,337)	(24,692)	18,456

Perpetual preferred stock dividends	(3,737)	(3,737)	(3,738)	(7,475)	(7,475)
Net (Loss) Income attributable to SL Green common stockholders	$(11,092)	$(2,160)	$(21,075)	$(32,167)	$10,981

Basic (loss) earnings per share	$(0.16)	$(0.04)	$(0.30)	$(0.47)	$0.16
Diluted (loss) earnings per share	$(0.16)	$(0.04)	$(0.30)	$(0.47)	$0.16

(1) Includes property operating expenses and expenses of SL Green Management Corp., Emerge 212, Belmont Insurance Company and Ticonderoga Insurance Company.
(2) Excludes Depreciable real estate reserves in unconsolidated joint venture.
(3) Includes interest income and realized/unrealized gains/losses from fund investments, net of expenses. Excludes fees recognized by the GP, which are included in Other income.
(4) Before equity in net (loss) gain, purchase price and other fair value adjustments, loss on sale and depreciable real estate reserves, and gain on sale of marketable securities shown below.

Supplemental Information	15	Second Quarter 2025

COMPARATIVE COMPUTATION OF FFO AND FAD Unaudited (Dollars in Thousands Except Per Share)

	Three Months Ended			Six Months Ended
	June 30,	June 30,	March 31,	June 30,	June 30,
	2025	2024	2025	2025	2024
Funds from Operations
Net (Loss) Income attributable to SL Green common stockholders	$(11,092)	$(2,160)	$(21,075)	$(32,167)	$10,981

Depreciation and amortization	60,160	52,247	64,498	124,658	100,831
Joint ventures depreciation and noncontrolling interests adjustments	68,003	72,238	53,361	121,364	146,496
Net loss attributable to noncontrolling interests	(1,615)	(2,024)	(6,362)	(7,977)	(2,417)
Equity in net loss (gain) on sale of interest in unconsolidated joint venture/real estate	1,946	8,129	—	1,946	(18,635)
Purchase price and other fair value adjustments	8,399	50	6,544	14,943	55,702
Loss on sale of real estate, net	167	2,741	482	649	2,741
Depreciable real estate reserves	—	13,721	8,546	8,546	65,839
Depreciable real estate reserves in unconsolidated joint venture	—	—	1,780	1,780	—
Depreciation on non-rental real estate assets	(1,421)	(1,000)	(1,263)	(2,684)	(2,153)
Funds From Operations	$124,547	$143,942	$106,511	$231,058	$359,385

Funds From Operations - Basic per Share	$1.67	$2.08	$1.43	$3.10	$5.19

Funds From Operations - Diluted per Share	$1.63	$2.05	$1.40	$3.03	$5.12

Funds Available for Distribution
FFO	$124,547	$143,942	$106,511	$231,058	$359,385

Non real estate depreciation and amortization	1,421	1,000	1,263	2,684	2,153
Amortization of deferred financing costs	1,742	1,677	1,687	3,429	3,216
Non-cash deferred compensation	10,518	9,454	10,537	21,055	20,234
FAD adjustment for joint ventures	(25,310)	(15,166)	(25,873)	(51,183)	(26,547)
Straight-line rental income and other non-cash adjustments	(402)	2,503	3,207	2,805	(564)
Non-cash fair value adjustments on mark-to-market derivatives	1,218	(1,315)	3,068	4,286	(6,475)
Second cycle tenant improvements	(33,736)	(19,305)	(17,858)	(51,594)	(32,784)
Second cycle leasing commissions	(8,551)	(3,791)	(4,246)	(12,797)	(7,278)
Revenue enhancing recurring CAPEX	(386)	(33)	(309)	(695)	(52)
Non-revenue enhancing recurring CAPEX	(7,528)	(4,737)	(4,458)	(11,986)	(7,112)
Reported Funds Available for Distribution	$63,533	$114,229	$73,529	$137,062	$304,176

First cycle tenant improvements	$758	$1,128	$64	$822	$1,589
First cycle leasing commissions	$806	$40	$128	$934	$40
Development costs	$8,830	$13,422	$10,638	$19,468	$29,119
Redevelopment costs	$5,123	$2,870	$2,710	$7,833	$4,524
Capitalized interest	$6,636	$13,784	$6,470	$13,106	$31,733

Supplemental Information	16	Second Quarter 2025

CONSOLIDATED STATEMENT OF EQUITY Unaudited (Dollars in Thousands)

							Accumulated
	Series I						Other
	Preferred	Common	Additional	Treasury	Retained	Noncontrolling	Comprehensive
	Stock	Stock	Paid-In Capital	Stock	Deficit	Interests	Loss	Total

Balance at December 31, 2024	$221,932	$711	$4,159,562	$—	$(449,101)	$118,651	$18,196	$4,069,951

Net loss					(24,692)	(5,737)		(30,429)
Acquisition of subsidiary interest from noncontrolling interest			36,023			(51,654)		(15,631)
Other comprehensive loss - net unrealized loss on derivative instruments							(25,238)	(25,238)
Other comprehensive loss - SLG share of unconsolidated joint venture net unrealized loss on derivative instruments							(10,214)	(10,214)
Other comprehensive income - net unrealized gain on marketable securities							932	932
Perpetual preferred stock dividends					(7,475)			(7,475)
DRSPP proceeds		—	131					131
Measurement adjustment for redeemable noncontrolling interest					(22,895)			(22,895)
Deferred compensation plan and stock awards, net of forfeitures and tax withholdings		(1)	3,458					3,457
Proceeds from issuance of common stock		—	(871)					(871)
Contributions to consolidated joint venture interests						4,747		4,747
Contributions to debt fund investments						24,193		24,193
Cash distributions to noncontrolling interests						(1,601)		(1,601)
Cash distributions declared ($1.55 per common share, none of which represented a return of capital for federal income tax purposes)					(108,954)			(108,954)

Balance at June 30, 2025	$221,932	$710	$4,198,303	$—	$(613,117)	$88,599	$(16,324)	$3,880,103

RECONCILIATION OF SHARES AND UNITS OUTSTANDING, AND DILUTION COMPUTATION

	Common Stock	OP Units	Stock-Based Compensation	Contingently Issuable Shares	Diluted Shares

Share Count at December 31, 2024	71,096,743	4,509,953	—	—	75,606,696

YTD share activity	(72,116)	342,599	—	—	270,483
Share Count at June 30, 2025	71,024,627	4,852,552	—	—	75,877,179

Weighted Average Share Count at June 30, 2025 - Basic	70,429,906	4,060,630	—	—	74,490,536

Dilution	—	—	1,350,849	525,156	1,876,005
Weighted Average Share Count at June 30, 2025 - Diluted	70,429,906	4,060,630	1,350,849	525,156	76,366,541

Supplemental Information	17	Second Quarter 2025

JOINT VENTURE STATEMENTS Balance Sheet for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	As of
	June 30, 2025		March 31, 2025		December 31, 2024

	Total	SLG Share	Total	SLG Share	Total	SLG Share
Assets
Commercial real estate properties, at cost:
Land and land interests	$4,137,556	$2,006,502	$4,146,384	$2,009,704	$4,146,384	$2,009,704
Building and improvements	13,448,889	6,515,711	13,399,570	6,495,268	13,341,755	6,474,343
Building leasehold and improvements	279,168	185,660	276,725	183,339	274,456	181,184
	17,865,613	8,707,873	17,822,679	8,688,311	17,762,595	8,665,231
Less: accumulated depreciation	(2,608,565)	(1,363,418)	(2,517,805)	(1,316,797)	(2,435,053)	(1,274,525)
Net real estate	15,257,048	7,344,455	15,304,874	7,371,514	15,327,542	7,390,706

Other real estate investments:
Debt and preferred equity investments, net	231,514	210,509	241,921	219,979	236,512	215,061

Cash and cash equivalents	267,706	111,927	290,158	129,516	330,348	131,568
Restricted cash	301,336	161,109	343,567	180,467	319,078	164,682
Tenant and other receivables	32,304	19,556	16,238	9,186	17,509	9,620
Deferred rents receivable	670,118	351,307	636,171	338,392	604,239	325,897
Deferred costs, net	381,669	192,193	390,069	196,208	390,646	196,818
Right-of-use assets - financing leases	723,370	510,202	725,760	511,774	728,149	513,345
Right-of-use assets - operating leases	184,213	94,644	187,879	96,626	191,509	92,920
Other assets	1,257,290	583,482	1,293,982	601,318	1,348,903	625,717

Total Assets	$19,306,568	$9,579,384	$19,430,619	$9,654,980	$19,494,435	$9,666,334

Liabilities and Equity
Mortgage and other loans payable, net of deferred financing costs of $87,590 at 6/30/2025, of which $43,647 is SLG share	$12,318,975	$5,999,785	$12,270,945	$5,987,821	$12,234,261	$5,978,804
Accrued interest payable	79,380	35,216	71,044	31,899	56,299	25,445
Accounts payable and accrued expenses	227,238	125,167	238,923	127,943	346,726	162,633
Deferred revenue	897,575	404,613	945,454	428,079	956,217	431,127
Lease liability - financing leases	789,989	545,622	790,165	546,404	790,252	547,115
Lease liability - operating leases	211,493	107,066	214,681	108,729	217,833	107,460
Security deposits	42,441	18,995	43,134	19,681	43,544	19,690
Other liabilities	73,527	39,974	80,937	43,762	73,013	40,197
Equity	4,665,950	2,302,946	4,775,336	2,360,662	4,776,290	2,353,863

Total Liabilities and Equity	$19,306,568	$9,579,384	$19,430,619	$9,654,980	$19,494,435	$9,666,334

Supplemental Information	18	Second Quarter 2025

JOINT VENTURE STATEMENTS Statement of Operations for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	Three Months Ended
	June 30, 2025		June 30, 2024		March 31, 2025

	Total	SLG Share	Total	SLG Share	Total	SLG Share
Revenues
Rental revenue, net	$308,376	$158,320	$302,425	$155,563	$301,123	$153,205
Escalation and reimbursement revenues	58,677	31,960	57,800	32,404	62,938	33,859
Investment income	5,563	5,059	1,904	1,720	5,409	4,918
Other income	9,560	4,693	2,878	1,682	2,456	1,320
Total Revenues	382,176	200,032	365,007	191,369	371,926	193,302

Gain on early extinguishment of debt	—	—	61,185	30,705	—	—

Expenses
Operating expenses	63,197	32,693	59,733	30,820	68,015	34,814
Real estate taxes	71,658	36,816	73,479	37,707	71,504	36,718
Operating lease rent	5,942	1,656	8,478	1,934	6,581	1,656
Loan loss and other investment reserves, net of recoveries	15,980	14,531	—	—	—	—
Total Operating Expenses	156,777	85,696	141,690	70,461	146,100	73,188

Operating Income	225,399	114,336	284,502	151,613	225,826	120,114

Interest expense, net of interest income	130,336	64,290	142,196	69,280	128,896	62,965
Amortization of deferred financing costs	5,878	3,107	4,159	2,367	6,019	3,191
Depreciation and amortization	125,535	65,153	135,611	70,652	121,305	63,075
Net (Loss) Income	(36,350)	(18,214)	2,536	9,314	(30,394)	(9,117)

Real estate depreciation	125,534	65,153	135,608	70,650	121,304	63,074
FFO Contribution	$89,184	$46,939	$138,144	$79,964	$90,910	$53,957

FAD Adjustments:
Non real estate depreciation and amortization	$1	$—	$3	$2	$1	$1
Amortization of deferred financing costs	5,878	3,107	4,159	2,367	6,019	3,191
Straight-line rental income and other non-cash adjustments	(48,487)	(24,333)	(18,770)	(10,423)	(45,752)	(22,926)
Second cycle tenant improvements	(6,058)	(3,164)	(6,764)	(3,625)	(6,348)	(3,226)
Second cycle leasing commissions	(159)	(399)	(4,926)	(2,583)	(5,066)	(2,606)
Revenue enhancing recurring CAPEX	—	—	(55)	(28)	—	—
Non-revenue enhancing recurring CAPEX	(247)	(521)	(1,617)	(876)	(409)	(307)
Total FAD Adjustments	$(49,072)	$(25,310)	$(27,970)	$(15,166)	$(51,555)	$(25,873)

First cycle tenant improvements	$6,751	$3,310	$4,423	$1,260	$3,698	$1,782
First cycle leasing commissions	$713	$224	$49	$24	$811	$219
Development costs	$23,235	$6,941	$36,437	$12,743	$11,005	$3,258
Redevelopment costs	$20,263	$9,787	$12,815	$4,270	$14,619	$7,102
Capitalized interest	$22,623	$9,830	$40,628	$15,009	$19,564	$9,430

Supplemental Information	19	Second Quarter 2025

JOINT VENTURE STATEMENTS Statement of Operations for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	Six Months Ended
	June 30, 2025		June 30, 2024

	Total	SLG Share	Total	SLG Share
Revenues
Rental revenue, net	$609,499	$311,525	$603,100	$314,842
Escalation and reimbursement revenues	121,615	65,819	116,672	65,480
Investment income	10,972	9,977	1,924	1,720
Other income	12,016	6,013	8,650	5,473
Total Revenues	754,102	393,334	730,346	387,515

Gain on early extinguishment of debt	—	—	233,704	172,369

Expenses
Operating expenses	131,212	67,507	125,483	65,521
Real estate taxes	143,162	73,534	149,111	76,492
Operating lease rent	12,523	3,312	17,503	4,062
Loan loss and other investment reserves, net of recoveries	15,980	14,531
Total Operating Expenses	302,877	158,884	292,097	146,075

Operating Income	451,225	234,450	671,953	413,809

Interest expense, net of interest income	259,232	127,255	292,050	142,083
Amortization of deferred financing costs	11,897	6,298	10,231	5,462
Depreciation and amortization	246,840	128,228	269,789	140,098
Net (Loss) Income	(66,744)	(27,331)	99,883	126,166

Real estate depreciation	246,838	128,227	269,780	140,092
FFO Contribution	$180,094	$100,896	$369,663	$266,258

FAD Adjustments:
Non real estate depreciation and amortization	$2	$1	$9	$6
Amortization of deferred financing costs	11,897	6,298	10,231	5,462
Straight-line rental income and other non-cash adjustments	(94,239)	(47,259)	(28,289)	(21,264)
Second cycle tenant improvements	(12,406)	(6,390)	(11,673)	(6,265)
Second cycle leasing commissions	(5,225)	(3,005)	(6,337)	(3,413)
Revenue enhancing recurring CAPEX	—	—	(96)	(50)
Non-revenue enhancing recurring CAPEX	(656)	(828)	(1,974)	(1,023)
Total FAD Adjustments	$(100,627)	$(51,183)	$(38,129)	$(26,547)

First cycle tenant improvements	$10,449	$5,092	$7,504	$2,287
First cycle leasing commissions	$1,524	$443	$1,784	$513
Development costs	$34,240	$10,199	$88,174	$26,917
Redevelopment costs	$34,882	$16,889	$24,304	$8,118
Capitalized interest	$42,187	$19,260	$75,517	$28,265

Supplemental Information	20	Second Quarter 2025

SELECTED FINANCIAL DATA Net Operating Income(1) Unaudited (Dollars in Thousands)

	Three Months Ended			Six Months Ended
	June 30,	June 30,	March 31,	June 30,	June 30,
	2025	2024	2025	2025	2024

Net Operating Income (1)	$79,637	$77,412	$72,013	$151,649	$145,750
SLG share of NOI from unconsolidated JVs	118,743	118,076	114,596	233,339	231,065
NOI, including SLG share of unconsolidated JVs	198,380	195,488	186,609	384,988	376,815
Partners' share of NOI - consolidated JVs	2	(2,285)	(1,563)	(1,561)	(2,197)
NOI - SLG share	$198,382	$193,203	$185,046	$383,427	$374,618

NOI, including SLG share of unconsolidated JVs	$198,380	$195,488	$186,609	$384,988	$376,815
Free rent (net of amortization)	(7,530)	655	(5,629)	(13,158)	(3,899)
Straight-line revenue adjustment	(11,482)	(4,936)	(8,312)	(19,795)	(10,133)
Amortization of acquired above and below-market leases, net	(5,676)	(5,497)	(5,435)	(11,111)	(11,807)
Operating lease straight-line adjustment	542	905	528	1,070	1,890
Straight-line tenant credit loss	(56)	634	(437)	(494)	6,475
Cash NOI, including SLG share of unconsolidated JVs	174,178	187,249	167,324	341,500	359,341
Partners' share of cash NOI - consolidated JVs	2	(2,498)	(1,219)	(1,217)	(2,473)
Cash NOI - SLG share	$174,180	$184,751	$166,105	$340,283	$356,868

(1) Includes SL Green Management Corp. and Emerge 212. Excludes lease termination income.

NOI Summary by Portfolio (1) - SLG Share

	Three Months Ended		Six Months Ended
	June 30, 2025		June 30, 2025
	NOI	Cash NOI	NOI	Cash NOI

Manhattan Office	$176,362	$154,059	$339,812	$299,770
Development / Redevelopment	1,356	1,668	1,417	3,428
High Street Retail	5,470	4,421	11,107	9,010
Suburban & Residential	4,603	4,472	9,118	8,863
Total Operating and Development	187,791	164,620	361,454	321,071
Alternative Strategy Portfolio	10,070	8,800	21,686	18,475
Property Dispositions (2)	512	526	554	554
Other (3)	9	234	(267)	183
Total	$198,382	$174,180	$383,427	$340,283

(1) Portfolio composition consistent with the Selected Property Data tables.
(2) Includes properties sold or otherwise disposed of during the respective period.
(3) Includes SL Green Management Corp., Emerge 212, Belmont Insurance Company and Ticonderoga Insurance Company.

Supplemental Information	21	Second Quarter 2025

SELECTED FINANCIAL DATA Same Store Net Operating Income - Wholly Owned and Consolidated JVs Unaudited (Dollars in Thousands)

	Three Months Ended			Three Months Ended	Six Months Ended
	June 30,	June 30,		March 31,	June 30,	June 30,
	2025	2024	%	2025	2025	2024	%
Revenues
Rental revenue, net	$133,007	$130,539		$132,251	$265,257	$261,614
Escalation & reimbursement revenues	16,349	14,633		16,918	33,267	28,649
Other income	785	1,323		4,482	5,267	2,686
Total Revenues	$150,141	$146,495		$153,651	$303,791	$292,949

Expenses
Operating expenses	$37,893	$37,413		$43,150	$81,043	$75,769
Real estate taxes	34,434	33,234		34,437	68,871	67,021
Operating lease rent	6,106	6,106		6,106	12,211	12,211
Total Operating Expenses	$78,433	$76,753		$83,693	$162,125	$155,001

Operating Income	$71,708	$69,742		$69,958	$141,666	$137,948

Interest expense & amortization of financing costs	$25,997	$24,831		$25,667	$51,664	$49,446
Depreciation & amortization	49,622	47,159		52,191	101,813	94,207

Loss before noncontrolling interest	$(3,911)	$(2,248)		$(7,900)	$(11,811)	$(5,705)
Real estate depreciation & amortization	49,622	47,159		52,191	101,813	94,207
FFO Contribution	$45,711	$44,911		$44,291	$90,002	$88,502

Non–building revenue	(399)	(114)		(99)	(498)	(180)

Interest expense & amortization of financing costs	25,997	24,831		25,667	51,664	49,446
Non-real estate depreciation	—	—		—	—	—
NOI	$71,309	$69,628	2.4%	$69,859	$141,168	$137,768	2.5%

Cash Adjustments
Free rent (net of amortization)	$(1,840)	$(1,092)		$(1,602)	$(3,442)	$(6,454)
Straight-line revenue adjustment	1,451	2,396		4,193	5,644	3,549
Amortization of acquired above and below-market leases, net	709	41		728	1,436	91
Operating lease straight-line adjustment	204	204		204	408	408
Straight-line tenant credit loss	(104)	858		(1,950)	(2,054)	1,537
Cash NOI	$71,729	$72,035	(0.4)%	$71,432	$143,160	$136,899	4.6%

Lease termination income	(365)	(1,184)		(4,355)	(4,720)	(2,233)
Cash NOI excluding lease termination income	$71,364	$70,851	0.7%	$67,077	$138,440	$134,666	2.8%

Operating Margins
NOI to real estate revenue, net	47.6%	47.6%		45.5%	46.5%	47.1%
Cash NOI to real estate revenue, net	47.9%	49.2%		46.5%	47.2%	46.8%

NOI before operating lease rent/real estate revenue, net	51.7%	51.7%		49.5%	50.6%	51.2%
Cash NOI before operating lease rent/real estate revenue, net	51.8%	53.2%		50.4%	51.1%	50.8%

Supplemental Information	22	Second Quarter 2025

SELECTED FINANCIAL DATA Same Store Net Operating Income - Unconsolidated JVs Unaudited (Dollars in Thousands, SLG Share)

	Three Months Ended			Three Months Ended	Six Months Ended
	June 30,	June 30,		March 31,	June 30,	June 30,
	2025	2024	%	2025	2025	2024	%
Revenues
Rental revenue, net	$130,447	$124,392		$127,352	$257,799	$247,768
Escalation & reimbursement revenues	29,801	27,771		31,333	61,134	55,984
Other income	2,509	368		263	2,771	3,294
Total Revenues	$162,757	$152,531		$158,948	$321,704	$307,046

Expenses
Operating expenses	$29,329	$27,335		$31,459	$60,788	$55,460
Real estate taxes	33,556	32,294		33,561	67,117	65,051
Operating lease rent	108	108		108	217	217
Total Operating Expenses	$62,993	$59,737		$65,128	$128,122	$120,728

Operating Income	$99,764	$92,794		$93,820	$193,582	$186,318

Interest expense & amortization of financing costs	$56,140	$57,099		$55,846	$111,986	$116,608
Depreciation & amortization	55,449	57,755		54,623	110,072	112,790

Loss before noncontrolling interest	$(11,825)	$(22,060)		$(16,649)	$(28,476)	$(43,080)
Real estate depreciation & amortization	55,449	57,755		54,623	110,065	112,775
FFO Contribution	$43,624	$35,695		$37,974	$81,589	$69,695

Non–building revenue	(300)	(367)		(237)	(538)	(573)

Interest expense & amortization of financing costs	56,140	57,099		55,846	111,986	116,608
Non-real estate depreciation	—	—		—	7	15
NOI	$99,464	$92,427	7.6%	$93,583	$193,044	$185,745	3.9%

Cash Adjustments
Free rent (net of amortization)	$1,768	$1,579		$4,296	$6,064	$1,485
Straight-line revenue adjustment	(10,544)	(3,731)		(9,019)	(19,563)	(6,658)
Amortization of acquired above and below-market leases, net	(6,516)	(6,287)		(6,394)	(12,910)	(12,572)
Operating lease straight-line adjustment	—	—		—	—	—
Straight-line tenant credit loss	—	3		(395)	(395)	258
Cash NOI	$84,172	$83,991	0.2%	$82,071	$166,240	$168,258	(1.2)%

Lease termination income	(2,204)	—		(23)	(2,227)	(2,717)
Cash NOI excluding lease termination income	$81,968	$83,991	(2.4)%	$82,048	$164,013	$165,541	(0.9)%

Operating Margins
NOI to real estate revenue, net	61.2%	60.7%		59.0%	60.1%	60.6%
Cash NOI to real estate revenue, net	51.8%	55.2%		51.7%	51.8%	54.9%

NOI before operating lease rent/real estate revenue, net	61.3%	60.8%		59.0%	60.2%	60.7%
Cash NOI before operating lease rent/real estate revenue, net	51.9%	55.3%		51.8%	51.8%	55.0%

Supplemental Information	23	Second Quarter 2025

SELECTED FINANCIAL DATA Same Store Net Operating Income Unaudited (Dollars in Thousands)

	Three Months Ended			Three Months Ended	Six Months Ended
	June 30,	June 30,		March 31,	June 30,	June 30,
	2025	2024	%	2025	2025	2024	%
Revenues
Rental revenue, net	$133,007	$130,539		$132,251	$265,257	$261,614
Escalation & reimbursement revenues	16,349	14,633		16,918	33,267	28,649
Other income	785	1,323		4,482	5,267	2,686
Total Revenues	$150,141	$146,495		$153,651	$303,791	$292,949

Equity in net income (loss) from unconsolidated joint ventures (1)	$(11,825)	$(22,060)		$(16,649)	$(28,476)	$(43,080)
Expenses
Operating expenses	$37,893	$37,413		$43,150	$81,043	$75,769
Real estate taxes	34,434	33,234		34,437	68,871	67,021
Operating lease rent	6,106	6,106		6,106	12,211	12,211
Total Operating Expenses	$78,433	$76,753		$83,693	$162,125	$155,001

Operating Income	$59,883	$47,682		$53,309	$113,190	$94,868

Interest expense & amortization of financing costs	$25,997	$24,831		$25,667	$51,664	$49,446
Depreciation & amortization	49,622	47,159		52,191	101,813	94,207

Loss before noncontrolling interest	$(15,736)	$(24,308)		$(24,549)	$(40,287)	$(48,785)
Real estate depreciation & amortization	49,622	47,159		52,191	101,813	94,207
Joint Ventures Real estate depreciation & amortization (1)	55,449	57,755		54,623	110,065	112,775
FFO Contribution	$89,335	$80,606		$82,265	$171,591	$158,197

Non–building revenue	(399)	(114)		(99)	(498)	(180)
Joint Ventures Non–building revenue (1)	(300)	(367)		(237)	(538)	(573)

Interest expense & amortization of financing costs	25,997	24,831		25,667	51,664	49,446
Joint Ventures Interest expense & amortization of financing costs (1)	56,140	57,099		55,846	111,986	116,608
Non-real estate depreciation	—	—		—	—	—
Joint Ventures Non-real estate depreciation (1)	—	—		—	7	15
NOI	$170,773	$162,055	5.4%	$163,442	$334,212	$323,513	3.3%

Cash Adjustments
Non-cash adjustments	$420	$2,407		$1,573	$1,992	$(869)
Joint Ventures non-cash adjustments (1)	(15,292)	(8,436)		(11,512)	(26,804)	(17,487)
Cash NOI	$155,901	$156,026	(0.1)%	$153,503	$309,400	$305,157	1.4%

Lease termination income	$(365)	$(1,184)		$(4,355)	$(4,720)	$(2,233)
Joint Ventures lease termination income (1)	(2,204)	—		(23)	(2,227)	(2,717)
Cash NOI excluding lease termination income	$153,332	$154,842	(1.0)%	$149,125	$302,453	$300,207	0.7%

Operating Margins
NOI to real estate revenue, net	54.7%	54.3%		52.3%	53.5%	54.0%
Cash NOI to real estate revenue, net	49.9%	52.3%		49.2%	49.5%	50.9%

NOI before operating lease rent/real estate revenue, net	56.7%	56.4%		54.3%	55.5%	56.1%
Cash NOI before operating lease rent/real estate revenue, net	51.9%	54.3%		51.1%	51.5%	52.9%

(1) The amount represents the Company's share of same-store unconsolidated joint venture activity. The Company does not control investments in unconsolidated joint ventures.

Supplemental Information	24	Second Quarter 2025

DEBT SUMMARY SCHEDULE Consolidated Unaudited (Dollars in Thousands)

		Principal			2025	Current	Final		Principal
	Ownership	Outstanding			Principal	Maturity	Maturity		Due at
Fixed rate debt	Interest (%)	6/30/2025	Coupon (1)		Amortization	Date	Date (2)		Final Maturity
Secured fixed rate debt
100 Church Street (swapped)	100.0	$370,000	5.89%		$—	Jun-25	Jun-25	(3)	$370,000
185 Broadway / 7 Dey Street	100.0	190,149	6.65%		—	Nov-25	Nov-26		190,149
10 East 53rd Street (swapped)	100.0	204,775	5.37%		—	May-26	May-28	(4)	204,775
Landmark Square	100.0	100,000	4.90%		—	Jan-27	Jan-27		100,000
485 Lexington Avenue	100.0	450,000	4.25%		—	Feb-27	Feb-27		450,000
500 Park Avenue (swapped)	100.0	80,000	6.57%		—	Jan-28	Jan-30		80,000
420 Lexington Avenue	100.0	272,325	8.24%		—	Oct-40	Oct-40		272,325
		$1,667,249	5.83%		$—				$1,667,249
Unsecured fixed rate debt
Term Loan B (swapped)		$100,000	4.56%		$—	Nov-25	Nov-26	(4)	$100,000
Unsecured notes		100,000	4.27%		—	Dec-25	Dec-25		100,000
Revolving credit facility (swapped)		350,000	5.29%	(5)	—	May-26	May-27	(4)	350,000
Term Loan A (swapped)		1,050,000	4.54%		—	May-27	May-27		1,050,000
Junior subordinated deferrable interest debentures (swapped)		100,000	5.27%		—	Jul-35	Jul-35		100,000
		$1,700,000	4.72%		$—				$1,700,000

Total Fixed Rate Debt		$3,367,249	5.27%		$—				$3,367,249
Floating rate debt
Secured floating rate debt
100 Park Avenue (SOFR + 232 bps)	99.8	$376,153	6.69%		$—	Dec-25	Dec-27	(4)	$376,153
		$376,153	6.69%		$—				$376,153

Unsecured floating rate debt
Revolving credit facility (SOFR + 148 bps)	100.0	$10,000	5.80%			May-26	May-27	(4)	$10,000
		$10,000	5.80%		$—				$10,000

Total Floating Rate Debt		$386,153	6.67%		$—				$386,153

Consolidated Debt		$3,753,402	5.41%
Alternative Strategy Portfolio Debt		$—	—%
Total Debt - Consolidated		$3,753,402	5.41%		$—				$3,753,402
Deferred financing costs		(13,788)
Total Debt - Consolidated, net		$3,739,614	5.41%

Total Debt - Unconsolidated JV, net		$5,999,785	4.36%

Debt including SLG share of JV Debt		$9,223,037	4.74%
Alternative Strategy Portfolio Debt including SLG share of JV Debt		$573,797	5.18%
Total Debt including SLG share of JV Debt		$9,796,834	4.77%

Weighted Average Balance & Interest Rate for the quarter, including SLG share of JV Debt		$9,826,984	4.73%

(1) Coupon for floating rate debt determined using the effective Term SOFR rate at the end of the quarter of 4.85%. Coupon for loans that are subject to SOFR floors, interest rate caps or interest rate swaps were determined using the SOFR floors, interest rate cap strike rate, or swapped interest rate plus the applicable loan spread.
(2) Reflects exercise of all available extension options, which may be subject to conditions and/or result in adjusted terms.
(3) The Company is in discussions with the lender on resolution of the past maturity.
(4) As-of-right extension.
(5) Represents a blended swapped rate inclusive of multiple swaps.

Supplemental Information	25	Second Quarter 2025

DEBT SUMMARY SCHEDULE Unconsolidated JVs Unaudited (Dollars in Thousands)

		Principal Outstanding					2025 Principal	Current		Final		Principal Due at
	Ownership	6/30/2025				Amortization		Maturity		Maturity		Final Maturity
Fixed rate debt	Interest (%)	Gross Principal		SLG Share	Coupon (1)		(SLG Share)	Date		Date (2)		(SLG Share)
11 Madison Avenue	60.0	$1,400,000		$840,000	3.84%		$—	Sep-25		Sep-25		$840,000
15 Beekman	20.0	120,000		24,000	5.99%		—	Jan-26		Jan-28		24,000
800 Third Avenue (swapped)	60.5	177,000		107,120	3.37%		—	Feb-26		Feb-26		107,120
1515 Broadway	56.9	730,017		415,154	3.93%		11,975	Mar-26		Mar-28		380,032
919 Third Avenue (swapped)	51.0	500,000		255,000	6.11%		—	Apr-26		Apr-28		255,000
450 Park Avenue (hedged)	25.1	289,257		72,603	6.57%	(3)	—	Jun-26		Jun-27		72,603
280 Park Avenue (swapped)	50.0	1,075,000		537,500	5.84%		—	Sep-26		Sep-28		537,500
245 Park Avenue	50.1	1,768,000		885,768	4.30%		—	Jun-27		Jun-27		885,768
One Madison Avenue (hedged)	25.5	1,094,197	(4)	279,020	7.29%	(3)	—	Nov-27		Nov-27		279,020
220 East 42nd	51.0	496,412		253,170	6.77%		—	Dec-27		Dec-27		253,170
One Vanderbilt Avenue	60.0	3,000,000		1,800,300	2.95%		—	Jul-31		Jul-31		1,800,300
		$10,649,883		$5,469,635	4.28%	(5)	$11,975					$5,434,513
Alternative strategy portfolio
650 Fifth Avenue	50.0	$65,000		$32,500	5.45%		$—	Jul-25		Jul-25		$32,500
115 Spring Street	51.0	65,550		33,431	5.50%		—	Aug-25		Aug-25		33,431
Worldwide Plaza	25.0	1,200,000		299,400	3.98%		—	Nov-27		Nov-27		299,400
		$1,330,550		$365,331	4.25%	(5)	$—					$365,331

Total Fixed Rate Debt		$11,980,433		$5,834,966	4.28%	(5)	$11,975					$5,799,844
Floating rate debt
Alternative strategy portfolio
11 West 34th Street (LIBOR + 145 bps)	30.0	$23,000		$6,900	6.67%	(7)	—	Feb-23	(8)	Feb-23	(8)	$6,900
1552 Broadway (SOFR + 275 bps) (6)	50.0	193,132		96,566	7.07%		—	Feb-24	(9)	Feb-24	(9)	96,566
650 Fifth Avenue (SOFR + 225 bps)	50.0	210,000		105,000	6.57%		—	Jul-25		Jul-25		105,000
		$426,132		$208,466	6.81%	(5)	$—					$208,466

Total Floating Rate Debt		$426,132		$208,466	6.81%	(5)	$—					$208,466

Unconsolidated JV Debt		$10,649,883		$5,469,635	4.28%	(5)
Alternative Strategy Portfolio Debt		$1,756,682		$573,797	5.18%	(5)
Total Debt - Unconsolidated JV		$12,406,565		$6,043,432	4.36%	(5)	$11,975					$6,008,310
	Deferred financing costs	(87,590)		(43,647)
Total Debt - Unconsolidated JV, net		$12,318,975		$5,999,785	4.36%	(5)

(1) Coupon for floating rate debt determined using the effective Term SOFR rate at the end of the quarter of 4.85%. Coupon for loans that are subject to SOFR floors, interest rate caps or interest rate swaps were determined using the SOFR floors, interest rate cap strike rate, or swapped interest rate plus the applicable loan spread.
(2) Reflects exercise of all available extension options, which may be subject to conditions and/or result in adjusted terms.
(3) Coupon reflects interest rate swaps executed at the corporate level for SLG’s share of the outstanding debt.
(4) Debt is hedged via a $354.8 million swap executed at the corporate level and a $658.4 million cap executed at the joint venture.
(5) Calculated based on SL Green's share of the outstanding debt.
(6) Spread includes applicable Term SOFR adjustment.
(7) The coupon rate is based on the last available LIBOR on June 30, 2023.
(8) The Company's joint venture partner is in discussions with the lender on resolution of the past maturity.
(9) The Company is in discussions on resolution of the past maturity.

Supplemental Information	26	Second Quarter 2025

DEBT COMPOSITION AND CORPORATE DEBT COVENANTS Unaudited (Dollars in Thousands)

Composition of Debt

	Core Portfolio		Alternative Strategy Portfolio		Total
Fixed Rate Debt
Consolidated	$3,367,249		$—		$3,367,249
SLG Share of JV	5,469,635		365,331		5,834,966
Total Fixed Rate Debt	$8,836,884	95.8%	$365,331	63.7%	$9,202,215	93.9%

Floating Rate Debt
Consolidated	$386,153		$—		$386,153
SLG Share of JV	—		208,466		208,466
	386,153	4.2%	208,466	36.3%	594,619	6.1%
Debt & Preferred Equity and CMBS Investments	(77,425)	(0.8)%	(53,533)	(9.3)%	(130,958)	(1.3)%
Total Floating Rate Debt	$308,728	3.3%	$154,933	27.0%	$463,661	4.7%

Total Debt	$9,223,037		$573,797		$9,796,834

Revolving Credit Facility Covenants (1)
	Actual	Required
Total Debt / Total Assets	39.8%	Less than 60%
Consolidated Fixed Charge Coverage	2.02x	Greater than 1.40x
Maximum Secured Indebtedness	23.4%	Less than 50%
Maximum Unencumbered Leverage Ratio	32.0%	Less than 60%

Unsecured Notes Covenants (1)
	Actual	Required
Total Debt / Total Assets	35.7%	Less than 60%
Secured Debt / Total Assets	23.8%	Less than 40%
Debt Service Coverage	2.16x	Greater than 1.50x
Unencumbered Assets / Unsecured Debt	438.1%	Greater than 150%

(1) Covenants calculated pursuant to the terms of the underlying facility or notes.

Supplemental Information	27	Second Quarter 2025

DERIVATIVE SUMMARY SCHEDULE Unaudited (Dollars in Thousands)

Consolidated Interest Rate Derivatives
			Ownership	Notional Value	Fair Value
Secured Debt			Interest (%)	6/30/2025	6/30/2025		Instrument (1)	Strike Rate (1)	Effective Date	Maturity Date
100 Church Street			100.0	$370,000	$(3,064)		Swap	3.89%	November 2022	June 2027

SLGOP – 450 Park Avenue			100.0	$68,678	(1,348)	(2)	Swap	4.47%	August 2024	June 2027

SLGOP – One Madison Avenue			100.0	$300,000	(7,376)	(2)	Swap	4.49%	November 2024	November 2027

500 Park Avenue			100.0	$80,000	(1,528)		Swap	4.17%	February 2025	February 2028

10 East 53rd Street			55.0	$204,775	(2,906)		Swap	3.92%	February 2025	May 2028

	Subtotal				$(16,222)

Unsecured Debt
Term Loan A			100.0	$150,000	$1,122		Swap	2.62%	December 2021	January 2026
Term Loan A			100.0	200,000	2,947		Swap	2.59%	February 2023	February 2027
Term Loan A			100.0	100,000	987		Swap	2.90%	February 2023	February 2027
Term Loan A			100.0	100,000	1,252		Swap	2.73%	February 2023	February 2027
Term Loan A			100.0	50,000	836		Swap	2.46%	February 2023	February 2027
Term Loan A			100.0	300,000	3,249		Swap	2.87%	July 2023	May 2027
Term Loan A			100.0	150,000	(158)		Swap	3.52%	January 2024	May 2027

Term Loan B & Revolving Credit Facility			100.0	$200,000	1,454		Swap	2.66%	December 2021	January 2026

Revolving Credit Facility			100.0	$125,000	(174)		Swap	3.67%	August 2024	December 2026
Revolving Credit Facility			100.0	125,000	(183)		Swap	3.67%	August 2024	December 2026

Junior subordinated deferrable interest debentures			100.0	$100,000	(890)		Swap	3.76%	January 2023	January 2028

	Subtotal				$10,442

Unconsolidated JV Interest Rate Derivatives
		Notional Value		Fair Value
	Ownership	6/30/2025		6/30/2025
Secured Debt	Interest (%)	Gross	SLG Share	Gross	SLG Share		Instrument (1)	Strike Rate (1)	Effective Date	Maturity Date
One Madison Avenue	25.5	$656,679	$167,453	$655	$167		Cap	4.00%	May 2025	November 2025

800 Third Avenue	60.5	$177,000	$107,120	$2,740	$1,658		Swap	1.55%	December 2022	February 2026

919 Third Avenue	51.0	$250,000	$127,500	$632	$322		Swap	3.61%	April 2023	February 2026
919 Third Avenue	51.0	250,000	127,500	633	323		Swap	3.61%	April 2023	February 2026

280 Park Avenue	50.0	$537,500	$268,750	$(11,799)	$(5,900)		Swap	4.07%	July 2024	September 2028
280 Park Avenue	50.0	268,750	134,375	(5,625)	(2,813)		Swap	4.04%	July 2024	September 2028
280 Park Avenue	50.0	268,750	134,375	(5,780)	(2,890)		Swap	4.06%	July 2024	September 2028

Subtotal				$(18,544)	$(9,133)

Total, SLG Share					$(14,913)

(1) Certain financings require the purchase of a cap at a specified strike rate.
(2) Quarterly changes in fair value recognized in the calculation of FFO.

Supplemental Information	28	Second Quarter 2025

SUMMARY OF LEASE LIABILITIES Unaudited (Dollars in Thousands)

		Scheduled Cash Payment (1)								Lease	Year of Final
Property		2025		2026		2027		2028		Liabilities (2)	Expiration (3)

Consolidated Lease Liabilities (SLG Share)

Operating Leases
1185 Avenue of the Americas		$3,455		$6,909		$6,909		$6,909		$82,097	2043
SL Green Headquarters at One Vanderbilt		1,199	(4)	2,450	(4)	2,455	(4)	2,641	(4)	87,701	2048
SUMMIT One Vanderbilt		8,308	(4)	9,958	(4)	10,018	(4)	10,038	(4)	437,598	2070
420 Lexington Avenue		5,599		11,199		11,199		11,199		169,589	2080
711 Third Avenue		2,750	(5)	5,500	(5)	5,500	(5)	5,500	(5)	37,103 (5)	2083
Total		$21,311		$36,016		$36,081		$36,287		$814,088

Financing Leases
15 Beekman		$1,616		$3,276		$3,325		$3,375		$107,513	2119	(6)
Total		$1,616		$3,276		$3,325		$3,375		$107,513

	SLG	Scheduled Cash Payment (1)								Lease	Year of Final
Property	Interest (%)	2025		2026		2027		2028		Liabilities (2)	Expiration (3)

Unconsolidated Joint Venture Lease Liabilities (SLG Share)

Operating Leases
Equinox Studio City (7)	66.7	$614		$1,227		$1,387		$1,387		$5,268	2029

Alternative strategy portfolio
650 Fifth Avenue (Floors 4-6)	50.0	$895		$1,802		$1,935		$1,935		$13,071	2053
650 Fifth Avenue (Floors b-3)	50.0	785		1,571		1,585		1,605		31,986	2062
1560 Broadway	50.0	3,738		7,554		7,610		7,610		56,741	2114

Total		$6,032		$12,154		$12,517		$12,537		$107,066

Financing Leases
One Vanderbilt Avenue Garage	60.0	$89		$180		$182		$184		$2,923	2069
885 Third Avenue	34.1	409		817		817		817		15,746	2119

Alternative strategy portfolio
650 Fifth Avenue (Floors b-3)	50.0	$3,682		$7,364		$7,364		$7,464		$104,757	2062
2 Herald Square	95.0	7,366		14,978		15,353		—		400,674	2077	(6)

Total		$11,546		$23,339		$23,716		$8,465		$524,100

(1) Reflects SLG's share of remaining contractual base rent for each year presented. Leases may provide for additional rent payments based on exceeding specified thresholds.
(2) Per the balance sheet as of June 30, 2025.
(3) Reflects all available extension options.
(4) Reflects scheduled cash payments net of the Company's 60.01% ownership interest in One Vanderbilt.
(5) Reflects scheduled cash payments net of the Company's 50.0% ownership of the fee interest in the property.
(6) The Company has an option to purchase the ground lease for a fixed price on a specific date. Scheduled cash payments do not reflect the exercise of the purchase option.
(7) The Company has a JV interest in the sublandlord for the premises. Amounts reflect the sublandlord's lease obligation to the fee owner and have not been reduced by rents owed to the sublandlord under a sublease covering 100% of the premises.

Supplemental Information	29	Second Quarter 2025

DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands)

			Weighted Average Book	Weighted Average	Weighted Average Yield
		Book Value (1)	Value During Quarter	Yield During Quarter (2)	At End Of Quarter (3)

6/30/2024		$495,695	$392,205	7.41%	7.46%

Debt investment originations/fundings/accretion	(4)	1,228
Preferred Equity investment originations/accretion	(4)	2,209
Joint venture investment originations/accretion/amortization	(4)	4,684
Redemptions/Sales/Syndications/Equity Ownership/Amortization		—
Reserves/Realized Losses		—
9/30/2024		$503,816	$500,825	7.35%	7.43%

Debt investment originations/fundings/accretion	(4)	7,556
Preferred Equity investment originations/accretion	(4)	2,246
Joint venture investment originations/accretion/amortization	(4)	4,765
Redemptions/Sales/Syndications/Equity Ownership/Amortization		—
Reserves/Realized Losses		—
12/31/2024		$518,383	$511,390	7.26%	7.30%

Debt investment originations/fundings/accretion	(4)	12,230
Preferred Equity investment originations/accretion	(4)	2,233
Joint venture investment originations/accretion/amortization	(4)	4,740
Redemptions/Sales/Syndications/Equity Ownership/Amortization		—
Reserves/Realized Losses		—
3/31/2025		$537,586	$533,664	7.35%	7.50%

Debt investment originations/fundings/accretion	(4)	1,010
Preferred Equity investment originations/accretion	(4)	—
Joint venture investment originations/accretion/amortization	(4)	4,872
Redemptions/Sales/Syndications/Equity Ownership/Amortization		(3,214)
Reserves/Realized Losses		(14,831)
6/30/2025		$525,423	$531,634	6.83%	6.97%

(1) Net of unamortized fees, discounts, and premiums.
(2) Excludes loan loss reserves and accelerated fee income resulting from early repayment.
(3) Calculated based on GAAP income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter. Excludes accelerated fee income resulting from early repayment and loan loss reserves.
(4) Includes funded future funding obligations, amortization of fees and discounts and paid-in-kind investment income.

Supplemental Information	30	Second Quarter 2025

DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands, Except Per Square Foot Amounts)

	Book Value			Senior	Weighted Average	Weighted Average	Weighted Average Yield
Type of Investment	Floating rate	Fixed rate	Total	Financing	Exposure PSF (1)	Yield During Quarter (2)	At End Of Quarter (2) (3)

Mezzanine Debt	$130,245	$46,486	$176,730	$708,671	$619	4.83%	5.01%

Preferred Equity	—	138,954	138,954	250,000	$789	6.50%	6.59%

Joint Venture Preferred Equity	—	209,739	209,739	209,391	$748	8.67%	8.76%

Balance as of 6/30/2025	$130,245	$395,179	$525,423		$738	6.83%	6.97%

	Debt and Preferred Equity Maturity Profile
	2025	2026	2027	2028	2029 & Thereafter
Floating Rate	$62,801	$67,444	$—	$—	$—
Fixed Rate	—	209,739	165,439	—	20,000
Sub-total	$62,801	$277,183	$165,439	$—	$20,000

(1) Net of loan loss reserves.
(2) Excludes accelerated fee income resulting from early repayment and loan loss reserves.
(3) Calculated based on GAAP income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter, excluding accelerated fee income resulting from early repayment and loan loss reserves.

Supplemental Information	31	Second Quarter 2025

DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands, Except Per Square Foot Amounts)

	Book Value (1)		Property		Senior			Yield At End
Investment Type	6/30/2025		Type	Location	Financing	Last $ PSF (2)	Fixed/Floating	Of Quarter (3)

Preferred Equity (4)	$209,739	(4)	Office	Manhattan	$209,391	$748	Fixed	8.76%

Preferred Equity	138,954		Multi-Family Rental	Manhattan	250,000	$789	Fixed	6.59%

Mezzanine Loan	67,444		Office	Manhattan	191,671	$794	Floating	10.76%

Mezzanine Loan (5)	53,533	(5)	Office	Manhattan	283,000	$428	Floating	(6)

Mezzanine Loan	26,485		Office	Manhattan	95,000	$557	Fixed	(6)

Mezzanine Loan	20,000		Multi-Family Rental	Brooklyn	85,000	$696	Fixed	8.11%

Mezzanine Loan	9,268		Office	Manhattan	54,000	$457	Floating	(6)

Total	$525,423

(1) Net of unamortized fees, discounts, premiums and loan loss reserves.
(2) Reflects the last dollar of exposure to the Company's most junior position.
(3) Calculated based on accounting income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter excluding loan loss reserves.
(4) Investment is included in the Investment in unconsolidated joint ventures line item in our consolidated balance sheet. In July, the Company sold 50.0% of the preferred equity investment in 625 Madison Avenue, which had a carrying value of $112.1 million, for $104.9 million.

(5) Alternative Strategy Portfolio asset.
(6) Loan is on non-accrual as of June 30, 2025.

Supplemental Information	32	Second Quarter 2025

SELECTED PROPERTY DATA Manhattan Operating Properties Unaudited (Dollars in Thousands)

	Ownership				% of Total	June 30, 2025		March 31, 2025		Annualized Contractual Cash Rent		Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Square Feet (1)	Sq. Feet	% Occupied (2)	% Leased (3)	% Occupied (2)	% Leased (3)	($'s)	SLG Share ($'s)
CONSOLIDATED PROPERTIES
"Same Store"
100 Church Street	100.0	Downtown	Fee Interest	1,047,500	4.5	93.1	93.1	86.9	86.9	$46,876	$46,876	20
100 Park Avenue	99.8	Grand Central South	Fee Interest	834,000	3.6	93.1	96.7	65.5	96.7	60,528	60,407	37
110 Greene Street	100.0	Soho	Fee Interest	223,600	1.0	91.0	95.2	92.2	92.2	18,626	18,626	55
125 Park Avenue	100.0	Grand Central	Fee Interest	604,245	2.6	98.3	98.7	94.6	98.3	48,554	48,554	23
304 Park Avenue South	100.0	Midtown South	Fee Interest	215,000	0.9	91.9	91.9	100.0	100.0	17,963	17,963	6
420 Lexington Ave (Graybar)	100.0	Grand Central North	Leasehold Interest	1,188,000	5.1	89.7	90.4	87.2	90.9	87,008	87,008	178
461 Fifth Avenue	100.0	Midtown	Fee Interest	200,000	0.9	94.7	97.9	98.2	98.2	17,538	17,538	18
485 Lexington Avenue	100.0	Grand Central North	Fee Interest	921,000	3.9	72.8	79.1	76.7	77.5	45,181	45,181	36
555 West 57th Street	100.0	Midtown West	Fee Interest	941,000	4.0	77.2	77.2	77.2	77.2	46,958	46,958	11
711 Third Avenue	100.0 (4)	Grand Central North	Leasehold Interest (4)	524,000	2.2	70.8	70.8	85.0	85.0	25,649	25,649	17
810 Seventh Avenue	100.0	Times Square	Fee Interest	692,000	3.0	83.5	90.9	82.0	92.0	42,927	42,927	43
885 Third Avenue	100.0	Midtown / Plaza District	Fee / Leasehold Interest	218,796	0.9	76.5	79.5	70.9	72.9	10,775	10,775	12
1185 Avenue of the Americas	100.0	Rockefeller Center	Leasehold Interest	1,062,000	4.5	79.7	89.0	75.0	87.4	73,941	73,941	15
1350 Avenue of the Americas	100.0	Rockefeller Center	Fee Interest	562,000	2.4	78.0	78.0	78.0	78.0	35,601	35,601	46

Subtotal / Weighted Average				9,233,141	39.5%	84.5%	87.4%	81.4%	87.3%	$578,125	$578,004	517

"Non Same Store"
10 East 53rd Street	100.0	Plaza District	Fee Interest	354,300	1.5	95.8	96.7	95.8	96.7	$33,509	$33,509	39
500 Park Avenue	100.0	Park Avenue	Fee Interest	201,411	0.9	90.7	90.7	94.5	100.0	15,918	15,918	11

Subtotal / Weighted Average				555,711	2.4%	94.0%	94.5%	95.3%	97.9%	$49,427	$49,427	50

Total / Weighted Average Consolidated Properties				9,788,852	41.9%	85.0%	87.8%	82.2%	87.9%	$627,552	$627,431	567

UNCONSOLIDATED PROPERTIES
"Same Store"
One Vanderbilt Avenue	60.0	Grand Central	Fee Interest	1,657,198	7.1	99.4	100.0	99.4	100.0	$288,509	$173,105	40
11 Madison Avenue	60.0	Park Avenue South	Fee Interest	2,314,000	10.0	87.9	91.4	96.1	96.1	153,786	92,271	6
220 East 42nd Street	51.0	Grand Central	Fee Interest	1,135,000	4.9	92.0	94.1	92.0	94.1	71,036	36,228	34
280 Park Avenue	50.0	Park Avenue	Fee Interest	1,219,158	5.2	89.6	90.5	87.5	90.5	123,608	61,804	33
450 Park Avenue	25.1	Park Avenue	Fee Interest	337,000	1.4	95.6	98.8	89.3	95.6	41,018	10,296	25
800 Third Avenue	60.5	Grand Central North	Fee Interest	526,000	2.3	83.8	84.6	84.6	86.1	31,319	18,948	42
919 Third Avenue	51.0	Grand Central North	Fee Interest	1,454,000	6.2	95.5	95.5	95.5	95.5	101,202	51,613	11
1515 Broadway	56.9	Times Square	Fee Interest	1,750,000	7.5	99.7	99.7	99.7	99.7	140,698	80,057	7
Added to Same Store in 2025
245 Park Avenue	50.1	Park Avenue	Fee Interest	1,782,793	7.6	87.3	92.2	87.3	91.7	161,759	81,042	13

Subtotal / Weighted Average				12,175,149	52.2%	92.5%	94.4%	93.8%	95.2%	$1,112,935	$605,364	211

"Non Same Store"
One Madison Avenue	25.5	Park Avenue South	Fee Interest	1,385,484	5.9	71.7	73.5	71.6	73.3	$117,910	$30,067	13

Subtotal / Weighted Average				1,385,484	5.9%	71.7%	73.5%	71.6%	73.3%	$117,910	$30,067	13

Total / Weighted Average Unconsolidated Properties				13,560,633	58.1%	90.4%	92.3%	91.5%	93.0%	$1,230,845	$635,431	224

Manhattan Operating Properties Grand Total / Weighted Average				23,349,485	100.0%	88.2%	90.4%	87.6%	90.8%	$1,858,397	$1,262,862	791
Manhattan Operating Properties Same Store Occupancy %				21,408,290	91.7%	89.1%	91.4%	88.4%	91.8%

(1) Represents the rentable square footage at the time the property was acquired.
(2) Based on commenced leases. For GAAP purposes revenue may not yet be recognized for certain commenced leases.
(3) Inclusive of leases signed but not yet commenced.
(4) The Company also owns 50% of the fee interest.

Supplemental Information	33	Second Quarter 2025

SELECTED PROPERTY DATA Retail, Residential and Suburban Operating Properties Unaudited (Dollars in Thousands)

	Ownership				% of Total		June 30, 2025		March 31, 2025		Annualized Contractual Cash Rent		Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Square Feet (1)	Sq. Feet		% Occupied (2)	% Leased (3)	% Occupied (2)	% Leased (3)	($'s)	SLG Share ($'s)

RETAIL PROPERTIES
"Same Store" Retail

Added to Same Store in 2025
760 Madison Avenue	100.0	Plaza District	Fee Interest	22,648	74.3		100.0	100.0	100.0	100.0	18,046	18,046	1

Subtotal/Weighted Average				22,648	74.3%		100.0%	100.0%	100.0%	100.0%	$18,046	$18,046	1

"Non Same Store" Retail
690 Madison Avenue	90.0	Plaza District	Fee Interest	7,848	25.7		100.0	100.0	100.0	100.0	$1,505	$1,354	1

Subtotal/Weighted Average				7,848	25.7%		100.0%	100.0%	100.0%	100.0%	$1,505	$1,354	1

Total / Weighted Average Retail Properties				30,496	100.0%		100.0%	100.0%	100.0%	100.0%	$19,551	$19,400	2

	Ownership				Total		June 30, 2025		March 31, 2025		Annualized Contractual Cash Rent		Average Monthly Rent Per Occupied Unit
Properties	Interest (%)	SubMarket	Ownership	Square Feet (1)	Units		% Occupied (2)	% Leased (3)	% Occupied (2)	% Leased (3)	($'s)	SLG Share ($'s)	($'s)

RESIDENTIAL PROPERTIES

"Same Store" Residential
Added to Same Store in 2025
7 Dey Street	100.0	Lower Manhattan	Fee Interest	140,382	209		98.6	99.5	96.7	98.6	$12,347	$12,347	$4,995
15 Beekman Street	20.0	Downtown	Leasehold Interest	221,884	484	(4)	100.0	100.0	100.0	100.0	13,810	2,762	N/A

Subtotal/Weighted Average				362,266	693		99.6%	99.8%	99.0%	99.6%	$26,157	$15,109	$4,995

Total / Weighted Average Residential Properties				362,266	693		99.6%	99.8%	99.0%	99.6%	$26,157	$15,109	$4,995

	Ownership				% of Total		June 30, 2025		March 31, 2025		Annualized Contractual Cash Rent		Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Square Feet (1)	Sq. Feet		% Occupied (2)	% Leased (3)	% Occupied (2)	% Leased (3)	($'s)	SLG Share ($'s)

"Same Store" Suburban
Landmark Square	100.0	Stamford, Connecticut	Fee Interest	862,800	100.0		70.8	71.4	72.9	73.2	$17,283	$17,283	90

Subtotal/Weighted Average				862,800	100.0%		70.8%	71.4%	72.9%	73.2%	$17,283	$17,283	90

Total / Weighted Average Suburban Properties				862,800	100.0%		70.8%	71.4%	72.9%	73.2%	$17,283	$17,283	90

(1) Represents the rentable square footage at the time the property was acquired.
(2) Based on commenced leases. For GAAP purposes revenue may not yet be recognized for certain commenced leases.
(3) Inclusive of leases signed but not yet commenced.
(4) Property occupied by Pace University and used as an academic center and dormitory space. 484 represents number of beds.

Supplemental Information	34	Second Quarter 2025

SELECTED PROPERTY DATA Development / Redevelopment & Alternative Strategy Portfolio Properties Unaudited (Dollars in Thousands)

	Ownership				% of Total	June 30, 2025		March 31, 2025		Annualized Contractual Cash Rent		Real Estate Book Value, Net	Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Square Feet (1)	Sq. Feet	% Occupied (2)	% Leased (3)	% Occupied (2)	% Leased (3)	($'s)	SLG Share ($'s)

Development / Redevelopment
19 East 65th Street	100.0	Plaza District	Fee Interest	14,639	1.7	—	—	—	—	$0	$—	$20,608	—
185 Broadway	100.0	Lower Manhattan	Fee Interest	50,206	5.9	34.5	34.5	34.5	34.5	3,506	3,506	47,638	4
750 Third Avenue	100.0	Grand Central North	Fee Interest	780,000	92.4	4.9	4.9	6.6	6.6	25,649	25,649	320,650	17

Total / Weighted Average Development / Redevelopment Properties				844,845	100.0%	6.5%	6.5%	8.2%	8.2%	$29,155	$29,155	$388,896	21

	Ownership				% of Total	June 30, 2025		March 31, 2025		Annualized Contractual Cash Rent		Investment Carrying Value, Net	Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Square Feet (1)	Sq. Feet	% Occupied (2)	% Leased (3)	% Occupied (2)	% Leased (3)	($'s)	SLG Share ($'s)

Alternative Strategy Portfolio
2 Herald Square	95.0	Herald Square	Leasehold Interest	369,000	14.4	34.5	34.5	60.3	60.3	$25,821	$24,530	$109,164	6
11 West 34th Street	30.0	Herald Square/Penn Station	Fee Interest	17,150	0.7	100.0	100.0	100.0	100.0	3,576	1,073	—	1
115 Spring Street	51.0	Soho	Fee Interest	5,218	0.2	100.0	100.0	100.0	100.0	4,200	2,142	—	1
650 Fifth Avenue	50.0	Plaza District	Leasehold Interest	69,214	2.7	100.0	100.0	100.0	100.0	42,579	21,290	(86,361)	1
1552-1560 Broadway	50.0	Times Square	Fee / Leasehold Interest	57,718	2.2	12.6	12.6	12.6	12.6	1,277	638	31,502	1
Worldwide Plaza	25.0	Westside	Fee Interest	2,048,725	79.8	63.3	63.3	63.3	63.3	78,570	19,603	19,368	55

Total / Weighted Average Alternative Strategy Portfolio Properties				2,567,025	100.0%	59.3%	59.3%	63.0%	63.0%	$156,023	$69,276	$73,673	65

(1) Represents the rentable square footage at the time the property was acquired.
(2) Based on commenced leases. For GAAP purposes revenue may not yet be recognized for certain commenced leases.
(3) Inclusive of leases signed but not yet commenced.

Supplemental Information	35	Second Quarter 2025

SELECTED PROPERTY DATA Retail Within Operating, Development / Redevelopment and Alternative Strategy Portfolio Properties Unaudited (Dollars in Thousands)

	Ownership				% of Total	June 30, 2025		March 31, 2025		Annualized Contractual Cash Rent		Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Square Feet (1)	Sq. Feet	% Occupied (2)	% Leased (3)	% Occupied (2)	% Leased (3)	($'s)	SLG Share ($'s)

HIGH STREET RETAIL - Consolidated Properties
690 Madison Avenue	90.0	Plaza District	Fee Interest	7,944	0.6	100.0	100.0	100.0	100.0	$1,505	$1,354	1
760 Madison Avenue	100.0	Plaza District	Fee Interest	22,648	1.7	100.0	100.0	100.0	100.0	18,046	18,047	1

Subtotal / Weighted Average				30,592	2.3%	100.0%	100.0%	100.0%	100.0%	$19,551	$19,401	2

Total / Weighted Average High Street Retail				30,592	2.3%	100.0%	100.0%	100.0%	100.0%	$19,551	$19,401	2

OTHER RETAIL - Consolidated Properties
10 East 53rd Street	100.0	Plaza District	Fee Interest	38,657	2.9	100.0	100.0	100.0	100.0	$4,174	$4,174	3
100 Church Street	100.0	Downtown	Fee Interest	61,708	4.5	100.0	100.0	100.0	100.0	4,410	4,410	10
100 Park Avenue	99.8	Grand Central South	Fee Interest	40,022	3.0	97.1	97.1	97.1	97.1	3,291	3,285	7
110 Greene Street	100.0	Soho	Fee Interest	16,121	1.2	100.0	100.0	100.0	100.0	4,629	4,629	3
125 Park Avenue	100.0	Grand Central	Fee Interest	32,124	2.4	47.0	47.0	47.0	47.0	3,618	3,618	6
185 Broadway	100.0	Lower Manhattan	Fee Interest	16,413	1.2	100.0	100.0	100.0	100.0	3,506	3,506	4
304 Park Avenue South	100.0	Midtown South	Fee Interest	25,330	1.9	100.0	100.0	100.0	100.0	3,834	3,834	5
420 Lexington Ave (Graybar)	100.0	Grand Central North	Leasehold Interest	54,026	4.0	100.0	100.0	100.0	100.0	5,381	5,381	6
461 Fifth Avenue	100.0	Midtown	Fee Interest	16,149	1.2	100.0	100.0	100.0	100.0	1,135	1,135	2
485 Lexington Avenue	100.0	Grand Central North	Fee Interest	41,701	3.1	68.5	68.5	68.5	68.5	4,402	4,402	7
500 Park Avenue	100.0	Park Avenue	Fee Interest	11,976	0.9	100.0	100.0	100.0	100.0	1,259	1,259	3
555 West 57th Street	100.0	Midtown West	Fee Interest	53,186	3.9	100.0	100.0	100.0	100.0	3,143	3,143	2
711 Third Avenue	100.0	Grand Central North	Leasehold Interest	25,639	1.9	83.5	83.5	83.5	83.5	2,325	2,325	2
750 Third Avenue (4)	100.0	Grand Central North	Fee Interest	24,827	1.8	47.5	47.5	47.5	47.5	1,933	1,933	4
810 Seventh Avenue	100.0	Times Square	Fee Interest	18,207	1.3	98.6	98.6	98.6	98.6	4,418	4,418	3
885 Third Avenue	100.0	Midtown / Plaza District	Fee / Leasehold Interest	9,140	0.7	100.0	100.0	12.9	12.9	557	557	2
1185 Avenue of the Americas	100.0	Rockefeller Center	Leasehold Interest	58,271	4.3	84.1	88.1	84.1	88.1	2,784	2,784	3
1350 Avenue of the Americas	100.0	Rockefeller Center	Fee Interest	17,797	1.3	100.0	100.0	100.0	100.0	2,731	2,731	6

Subtotal / Weighted Average				561,294	41.5%	89.6%	90.1%	88.2%	88.6%	$57,530	$57,524	78

OTHER RETAIL - Unconsolidated Properties
One Madison Avenue	25.5	Park Avenue South	Fee Interest	109,893	8.1	85.9	100.0	78.7	98.2	$3,955	$1,009	6
One Vanderbilt Avenue	60.0	Grand Central	Fee Interest	34,885	2.6	100.0	100.0	100.0	100.0	5,868	3,521	7
11 Madison Avenue	60.0	Park Avenue South	Fee Interest	38,800	2.9	95.7	95.7	95.7	95.7	3,808	2,285	3
220 East 42nd Street	51.0	Grand Central	Fee Interest	33,866	2.5	81.0	81.0	81.0	81.0	1,932	985	4
245 Park Avenue	50.1	Park Avenue	Fee Interest	32,905	2.4	53.8	88.2	57.4	62.2	1,116	559	2
280 Park Avenue	50.0	Park Avenue	Fee Interest	28,219	2.1	93.9	93.9	93.9	93.9	1,448	724	2
450 Park Avenue	25.1	Park Avenue	Fee Interest	6,317	0.5	100.0	100.0	100.0	100.0	1,845	463	1
800 Third Avenue	60.5	Grand Central North	Fee Interest	9,900	0.7	100.0	100.0	100.0	100.0	991	599	2
919 Third Avenue	51.0	Grand Central North	Fee Interest	31,004	2.3	98.9	98.9	98.9	98.9	3,935	2,007	4
1515 Broadway	56.9	Times Square	Fee Interest	182,011	13.4	99.8	99.8	99.8	99.8	32,332	18,397	7

Subtotal / Weighted Average				507,800	37.5%	91.9%	97.2%	90.6%	95.1%	$57,230	$30,549	38

Total / Weighted Average Other Retail				1,069,094	79.0%	90.7%	93.4%	89.3%	91.7%	$114,760	$88,073	116

(1) Represents the rentable square footage at the time the property was acquired.
(2) Based on commenced leases. For GAAP purposes revenue may not yet be recognized for certain commenced leases.
(3) Inclusive of leases signed but not yet commenced.
(4) Redevelopment properties.

Supplemental Information	36	Second Quarter 2025

SELECTED PROPERTY DATA - CONTINUED Retail Within Operating, Development / Redevelopment and Alternative Strategy Portfolio Properties Unaudited (Dollars in Thousands)

	Ownership					% of Total	June 30, 2025		March 31, 2025		Annualized Contractual Cash Rent		Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Square Feet (1)		Sq. Feet	% Occupied (2)	% Leased (3)	% Occupied (2)	% Leased (3)	($'s)	SLG Share ($'s)

ALTERNATIVE STRATEGY PORTFOLIO - Unconsolidated Properties
2 Herald Square	95.0	Herald Square	Leasehold Interest	94,531		7.0	40.6	40.6	40.6	40.6	$14,920	$14,175	3
11 West 34th Street	30.00	Herald Square/Penn Station	Fee Interest	17,150		1.3	100.0	100.0	100.0	100.0	3,576	1,073	1
115 Spring Street	51.0	Soho	Fee Interest	5,218		0.4	100.0	100.0	100.0	100.0	4,200	2,142	1
650 Fifth Avenue	50.0	Plaza District	Leasehold Interest	69,214		5.1	100.0	100.0	100.0	100.0	42,579	21,289	1
1552-1560 Broadway	50.0	Times Square	Fee / Leasehold Interest	57,718		4.3	12.6	12.6	12.6	12.6	1,277	638	1
Worldwide Plaza	25.0	Westside	Fee Interest	10,592	(4)	0.8	84.9	84.9	84.9	84.9	1,242	310	7

Subtotal / Weighted Average				254,423		18.9%	57.5%	57.5%	57.5%	57.5%	$67,794	$39,627	14

Total / Weighted Average Alternative Strategy Portfolio				254,423		18.9%	57.5%	57.5%	57.5%	57.5%	$67,794	$39,627	14

Retail Grand Total / Weighted Average				1,354,109		100.0%	84.7%	86.8%	83.6%	85.5%	$202,105	$147,100	132

(1) Represents the rentable square footage at the time the property was acquired.
(2) Based on commenced leases. For GAAP purposes revenue may not yet be recognized for certain commenced leases.
(3) Inclusive of leases signed but not yet commenced.
(4) Excludes the theatre, parking garage, fitness gym and other amenity space totaling 241,371 square feet.

Supplemental Information	37	Second Quarter 2025

LARGEST TENANTS BY SLG SHARE OF ANNUALIZED CASH RENT (1) Unaudited (Dollars in Thousands Except Per SF)

		Ownership Interest %	Lease Expiration (2)	Total Rentable Square Feet	Annualized Contractual Cash Rent ($)	SLG Share of Annualized Contractual Cash Rent ($)	% of SLG Share of Annualized Contractual Cash Rent (3)	Annualized Contractual Rent PSF		Investment Grade Credit Rating (4)
Tenant Name	Property
Paramount Global	1515 Broadway	56.9	Jun 2031	1,603,121	$108,342	$61,647	4.4%	$67.58
	555 West 57th Street	100.0	Apr 2029	186,266	10,872	10,872	0.8	58.37
	1515 Broadway	56.9	Mar 2028	9,106	2,219	1,263	0.1	243.73
	Worldwide Plaza	25.0	Sep 2025	32,598	2,529	631	—	77.59
				1,831,091	$123,962	$74,413	5.3%	$67.20		BBB-

UBS Americas, Inc.	11 Madison Avenue	60.0	May 2037	1,184,489	$79,179	$47,508	3.4%	$66.85		A+
Bloomberg L.P.	919 Third Avenue	51.0	Feb 2040	926,156	$64,071	$32,676	2.3%	$69.18
Sony Corporation	11 Madison Avenue	60.0	Jan 2031	578,791	$52,203	$31,322	2.2%	$90.19		A
Societe Generale	245 Park Avenue	50.1	Oct 2032	520,831	$50,438	$25,269	1.8%	$96.84		A

TD Bank US Holding Company	One Vanderbilt Avenue	60.0	Jul 2041	193,159	$26,060	$15,636	1.1%	$134.92	(5)
	One Vanderbilt Avenue	60.0	Aug 2041	6,843	3,234	1,940	0.1	472.58
	125 Park Avenue	100.0	Oct 2025	6,234	2,131	2,131	0.2	341.82
	125 Park Avenue	100.0	Oct 2030	26,536	1,818	1,818	0.1	68.53
	125 Park Avenue	100.0	Mar 2034	25,171	1,645	1,645	0.1	65.35
				257,943	$34,888	$23,170	1.6%	$135.26		A+

The City of New York	100 Church Street	100.0	Mar 2034	510,007	$22,825	$22,825	1.6%	$44.75		Aa2

Metro-North Commuter Railroad Company	420 Lexington Avenue	100.0	Nov 2034	344,873	$21,822	$21,822	1.5%	$63.27
	420 Lexington Avenue	100.0	Jan 2027	7,537	454	454	—	60.20
				352,410	$22,276	$22,276	1.5%	$63.21	(5)	A1

Nike Retail Services, Inc.	650 Fifth Avenue	50.0	Jan 2033	69,214	$42,579	$21,289	1.5%	$615.18		AA-
King & Spalding	1185 Avenue of the Americas	100.0	Oct 2025	218,275	$21,219	$21,219	1.5%	$97.21
Carlyle Investment Management LLC	One Vanderbilt Avenue	60.0	Sep 2036	194,702	$34,608	$20,765	1.5%	$177.75	(5)	A-

WME IMG, LLC	304 Park Avenue	100.0	Apr 2028	174,069	$14,129	$14,129	1.0%	$81.17
	11 Madison Avenue	60.0	Sep 2030	104,618	10,711	6,426	0.5	102.38
				278,687	$24,840	$20,555	1.5%	$89.13

McDermott Will & Emery LLP	One Vanderbilt Avenue	60.0	Dec 2042	169,586	$31,229	$18,737	1.3%	$184.15
	420 Lexington Avenue	100.0	Oct 2026	10,043	643	643	—	64.04
				179,629	$31,872	$19,380	1.3%	$177.43

Franklin Templeton Companies LLC	One Madison Avenue	25.5	May 2040	354,976	$48,970	$12,487	0.9%	$137.95
	280 Park Avenue	50.0	Nov 2031	128,993	13,621	6,811	0.5	105.60
				483,969	$62,591	$19,298	1.4%	$129.33		A

Giorgio Armani Corporation	760 Madison Avenue	100.0	Oct 2038	22,648	$18,046	$18,046	1.3%	$796.82

Ares Management LLC	245 Park Avenue	50.1	May 2026	210,544	$25,470	$12,761	0.9%	$120.97
	245 Park Avenue	50.1	Jun 2043	76,947	8,201	4,109	0.3	106.58
				287,491	$33,670	$16,870	1.2%	$117.12		A-

									(5)
The Toronto Dominion Bank	One Vanderbilt Avenue	60.0	Apr 2042	142,892	$21,232	$12,739	0.9%	$148.58	(5)
	125 Park Avenue	100.0	Apr 2042	52,450	3,593	3,593	0.3	68.50
				195,342	$24,825	$16,332	1.2%	$127.08		A+

Hess Corp	1185 Avenue of the Americas	100.0	Dec 2027	167,169	$16,253	$16,253	1.2%	$97.23		BBB
PJT Partners Holdings LP	280 Park Avenue	50.0	Jun 2041	269,821	$31,901	$15,951	1.1%	$118.23
Alvarez & Marsal Holdings, LLC	100 Park Avenue	99.8	Jan 2042	221,332	$14,342	$14,313	1.0%	$64.80

Total				8,749,997	$806,591	$499,731	35.6%	$92.18

(1) Based on commenced leases.
(2) Expiration of current lease term and does not reflect extension options.
(3) SLG Share of Annualized Cash Rent includes Manhattan, Suburban, Retail, Residential, Development / Redevelopment and Alternative Strategy Portfolio properties.
(4) Corporate or bond rating from S&P, Fitch or Moody's.
(5) Tenant pays rent on a net basis. Rent PSF reflects gross rent equivalent.

Supplemental Information	38	Second Quarter 2025

COMMERCIAL MANHATTAN TENANT DIVERSIFICATION Unaudited

Supplemental Information	39	Second Quarter 2025

LEASING ACTIVITY - MANHATTAN OPERATING PROPERTIES Available Space Unaudited

Activity	Building Address	# of Leases	Square Feet (1)	Rentable SF	Escalated Rent/Rentable SF ($'s)(2)

Available Space at 3/31/25			2,510,328

Add: Property out of Redevelopment	One Madison Avenue		392,845

Space which became available during the Quarter (3):
Office
	One Vanderbilt Avenue	1	6,392	6,393	$249.75
	11 Madison Avenue	1	190,661	191,797	104.95
	110 Greene Street	3	7,806	7,883	94.24
	304 Park Avenue South	1	17,485	18,032	72.11
	420 Lexington Avenue	8	19,720	28,598	63.53
	461 Fifth Avenue	2	13,155	14,067	89.98
	485 Lexington Avenue	2	43,307	44,493	67.77
	500 Park Avenue	1	18,795	18,795	108.21
	711 Third Avenue	3	74,389	80,200	64.52
	800 Third Avenue	4	23,277	23,563	80.83
	810 Seventh Avenue	2	12,840	14,064	68.71
	1350 Avenue of the Americas	1	3,847	3,938	78.79
	Total/Weighted Average	29	431,674	451,823	$89.10

Retail
	245 Park Avenue	1	1,226	1,190	44.08
	Total/Weighted Average	1	1,226	1,190	$44.08

Storage
	420 Lexington Avenue	1	1,038	994	15.00
	461 Fifth Avenue	1	420	416	41.53
	Total/Weighted Average	2	1,458	1,410	$22.83

	Total Space which became available during the Quarter
	Office	29	431,674	451,823	$89.10
	Retail	1	1,226	1,190	$44.08
	Storage	2	1,458	1,410	$22.83
		32	434,358	454,423	$88.77

	Total Available Space		3,337,531

(1) Represents the rentable square footage at the time the property was acquired.
(2) Escalated cash rent includes base rent plus all additional amounts paid by the tenant in the form of real estate taxes, operating expenses, porters wage or a consumer price index (CPI) adjustment, excluding concessions.
(3) Includes expiring space, relocating tenants and move-outs where tenants vacated. Excludes lease expirations where tenants heldover.

Supplemental Information	40	Second Quarter 2025

LEASING ACTIVITY - MANHATTAN OPERATING PROPERTIES Commenced Leasing Unaudited

Activity	Building Address	# of Leases	Term (Yrs)	Square Feet (1)	Rentable SF	New Cash Rent / Rentable SF(2)	Prev. Escalated Rent/ Rentable SF(3)	TI / Rentable SF	Free Rent # of Months

Available Space				3,337,531

Office
	One Vanderbilt Avenue	1	6.4	6,392	6,393	$305.00	$249.75	$4.69	5.0
	100 Church Street	1	2.0	64,529	66,012	32.00	—	—	—
	100 Park Avenue	5	15.9	229,438	254,715	67.00	91.52	179.97	19.7
	110 Greene Street	2	3.2	4,963	5,017	95.00	91.73	2.38	2.5
	125 Park Avenue	1	11.0	22,640	26,225	65.00	72.83	139.86	12.0
	280 Park Avenue	2	11.4	25,215	25,872	108.47	122.73	147.05	16.0
	420 Lexington Avenue	12	10.4	49,522	65,846	59.39	61.89	115.12	8.4
	450 Park Avenue	2	3.3	21,128	21,069	125.93	—	196.91	3.0
	461 Fifth Avenue	1	1.0	6,472	6,933	95.00	94.42	—	—
	485 Lexington Avenue	1	6.3	7,481	7,685	58.00	—	6.86	2.0
	500 Park Avenue	1	11.3	10,758	11,118	100.00	—	25.02	16.0
	800 Third Avenue	2	4.7	18,815	18,975	58.09	82.09	47.47	3.4
	810 Seventh Avenue	2	10.0	23,160	25,960	64.00	—	144.20	10.3
	885 Third Avenue	1	10.9	4,359	4,359	74.00	—	164.51	11.0
	1185 Avenue of the Americas	2	9.7	50,000	55,413	66.95	81.31	119.88	15.1
	1350 Avenue of the Americas	1	3.5	3,847	3,959	75.00	78.37	—	7.0
	Total/Weighted Average	37	11.1	548,719	605,551	$69.34	$91.47	$127.85	13.0

Retail
	885 Third Avenue	1	20.7	7,963	6,918	75.16	68.99	43.37	8.0
	Total/Weighted Average	1	20.7	7,963	6,918	$75.16	$68.99	$43.37	8.0

Storage
	One Madison Avenue	1	15.0	590	500	$25.00	$—	$—	—
	100 Park Avenue	1	16.8	1,111	1,111	25.00	—	—	21.0
	420 Lexington Avenue	2	5.5	1,112	1,081	16.21	15.00	—	0.8
	500 Park Avenue	1	11.3	360	360	50.00	—	18.06	8.0
	Total/Weighted Average	5	11.8	3,173	3,052	$24.83	$15.00	$2.13	8.9

Leased Space
	Office (4)	37	11.1	548,719	605,551	$69.34	$91.47	$127.85	13.0
	Retail	1	20.7	7,963	6,918	$75.16	$68.99	$43.37	8.0
	Storage	5	11.8	3,173	3,052	$24.83	$15.00	$2.13	8.9
	Total	43	11.2	559,855	615,521	$69.19	$90.51	$126.28	12.9

Total Available Space as of 6/30/25				2,777,676
Early Renewals
Office
	10 East 53rd Street	1	5.3	4,044	4,444	97.00	92.86	16.11	4.0
	110 Greene Street	4	4.1	18,858	18,801	104.17	101.93	1.48	1.3
	420 Lexington Avenue	4	2.7	12,370	15,525	66.11	63.04	0.20	1.1
	461 Fifth Avenue	1	0.4	6,472	6,882	103.38	103.38	—	—
	800 Third Avenue	1	1.9	33,800	33,900	82.16	75.44	—	—
	810 Seventh Avenue	1	10.8	15,500	17,320	69.00	81.56	75.00	9.0
	1350 Avenue of the Americas	1	1.1	4,219	4,332	90.00	77.27	—	—
	Total/Weighted Average	13	3.9	95,263	101,204	$83.96	$82.25	$13.85	2.1

Retail					—
	10 East 53rd Street	1	5.0	2,133	2,346	191.76	175.47	—	6
		—					—
	Total/Weighted Average	1	5.0	2,133	2,346	$191.76	$175.47	$—	6.0

Renewals
	Early Renewals Office	13	3.9	95,263	101,204	$83.96	$82.25	$13.85	2.1
	Early Renewals Retail	1	5.0	2,133	2,346	$191.76	$175.47	—	6
	Total	14	4.0	97,396	103,550	$86.41	$84.36	$13.53	2.2

(1) Represents the rentable square footage at the time the property was acquired.
(2) Annual initial base rent.
(3) Escalated cash rent includes base rent plus all additional amounts paid by the tenant in the form of real estate taxes, operating expenses, porters wage or a consumer price index (CPI) adjustment, excluding concessions.
(4) Average starting office rent excluding new tenants replacing vacancies is $77.24/rsf for 232,940 rentable SF.
Average starting office rent for office space (leased and early renewals, excluding new tenants replacing vacancies) is $79.27/rsf for 334,144 rentable SF.

Supplemental Information	41	Second Quarter 2025

LEASE EXPIRATIONS - MANHATTAN OPERATING PROPERTIES Office, Retail and Storage Leases Unaudited

Year of Lease Expiration	Number of Expiring Leases (1)	Rentable Square Footage of Expiring Leases	SLG Share Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Contractual Cash Rent of Expiring Leases	SLG Share Annualized Contractual Cash Rent of Expiring Leases	Annualized Contractual Cash Rent Per Square Foot of Expiring Leases $/psf (2)
Wholly-Owned and Consolidated JV Properties
2nd Quarter 2025 (3)	10	38,078	38,078	0.4%	$2,232,690	$2,232,690	$58.63
3rd Quarter 2025	18	78,992	78,992	0.9%	7,173,351	7,173,351	90.81
4th Quarter 2025	27	342,531	342,531	3.9%	32,153,406	32,153,407	93.87

Total 2025	55	459,601	459,601	5.2%	$41,559,447	$41,559,448	$90.43

2026	84	815,970	815,970	9.2%	$58,651,881	$58,640,769	$71.88
2027	81	774,954	774,954	8.8%	63,821,920	63,807,632	82.36
2028	75	701,754	701,754	8.0%	53,895,091	53,892,008	76.80
2029	59	734,985	734,985	8.4%	51,842,139	51,842,139	70.53
2030	56	909,829	909,829	10.5%	65,737,200	65,726,294	72.25
2031	28	326,163	326,163	3.7%	25,466,905	25,453,874	78.08
2032	27	784,497	784,497	9.0%	49,997,074	49,995,097	63.73
2033	21	407,545	407,545	4.7%	32,113,350	32,107,284	78.80
2034	31	1,270,593	1,270,593	14.5%	73,791,058	73,791,058	58.08
Thereafter	65	1,575,799	1,575,799	18.0%	110,675,307	110,615,062	70.23
Grand Total	582	8,761,690	8,761,690	100.0%	$627,551,372	$627,430,665	$71.62

Unconsolidated JV Properties
2nd Quarter 2025 (3)	2	2,820	1,655	—%	$109,496	$65,381	$38.83
3rd Quarter 2025	—	—	—	—%	—	—	—
4th Quarter 2025	7	78,808	34,720	0.6%	7,008,578	2,894,683	88.93

Total 2025	9	81,628	36,375	0.6%	$7,118,074	$2,960,064	$87.20

2026	21	313,885	156,812	2.5%	$41,838,738	$21,123,405	$133.29
2027	18	233,904	107,452	1.9%	32,543,677	15,420,309	139.13
2028	24	268,311	138,617	2.2%	32,747,772	16,997,048	122.05
2029	18	147,621	75,743	1.2%	15,638,537	7,616,445	105.94
2030	16	334,361	191,820	2.7%	37,620,111	21,245,379	112.51
2031	17	2,755,868	1,543,708	22.2%	211,729,854	117,978,121	76.83
2032	14	992,725	507,649	8.0%	89,884,021	45,927,336	90.54
2033	12	258,360	142,317	2.1%	28,732,150	16,187,122	111.21
2034	8	325,606	161,426	2.6%	28,217,795	13,989,693	86.66
Thereafter	75	6,718,157	3,394,481	54.0%	704,774,434	355,986,433	104.91
Grand Total	232	12,430,426	6,456,400	100.0%	$1,230,845,163	$635,431,355	$99.02

(1) Tenants may have multiple leases.
(2) Represents in place annualized contractual cash rent allocated by year of expiration.
(3) Includes month to month holdover tenants that expired prior to June 30, 2025.

Supplemental Information	42	Second Quarter 2025

LEASE EXPIRATIONS Retail Leases Within Operating, Development / Redevelopment and Alternative Strategy Portfolio Properties Wholly-Owned and Consolidated JV's Unaudited

Year of Lease Expiration	Number of Expiring Leases (1)	Rentable Square Footage of Expiring Leases	SLG Share Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Contractual Cash Rent of Expiring Leases	SLG Share Annualized Contractual Cash Rent of Expiring Leases	Annualized Contractual Cash Rent Per Square Foot of Expiring Leases $/psf (2)
High Street Retail
2025 (3)	—	—	—	—%	$—	$—	$—
2026	—	—	—	—%	—	—	—
2027	—	—	—	—%	—	—	—
2028	—	—	—	—%	—	—	—
2029	—	—	—	—%	—	—	—
2030	—	—	—	—%	—	—	—
2031	—	—	—	—%	—	—	—
2032	—	—	—	—%	—	—	—
2033	1	7,944	7,150	26.0%	1,504,752	1,354,277	189.42
2034	—	—	—	—%	—	—	—
Thereafter	1	22,648	22,648	74.0%	18,046,460	18,046,460	796.82
	2	30,592	29,798	100.0%	$19,551,212	$19,400,737	$639.10
Vacancy (4)		—
Grand Total		30,592

Other Retail
2025 (3)	3	10,479	10,479	2.1%	$2,580,592	$2,580,592	$246.26
2026	4	10,104	10,104	1.9%	1,155,661	1,155,661	114.38
2027	6	37,990	37,967	7.5%	5,284,752	5,283,002	139.11
2028	7	29,800	29,772	5.9%	4,310,106	4,307,632	144.63
2029	4	27,702	27,702	5.5%	2,609,281	2,609,281	94.19
2030	5	44,135	44,135	8.7%	6,500,650	6,500,650	147.29
2031	4	16,050	16,033	3.2%	1,829,830	1,828,505	114.01
2032	9	77,963	77,963	15.3%	6,748,121	6,748,121	86.56
2033	6	61,578	61,578	12.1%	7,972,050	7,972,050	129.46
2034	9	30,912	30,912	6.1%	1,682,234	1,682,234	54.42
Thereafter	21	161,379	161,370	31.7%	16,857,192	16,856,158	104.46
	78	508,092	508,015	100.0%	$57,530,469	$57,523,886	$113.23
Vacancy (4)		57,561
Grand Total		565,653

(1) Tenants may have multiple leases.
(2) Represents in place annualized contractual cash rent allocated by year of expiration.
(3) Includes month to month holdover tenants that expired prior to June 30, 2025.
(4) Includes square footage of leases signed but not yet commenced.

Supplemental Information	43	Second Quarter 2025

LEASE EXPIRATIONS Retail Leases Within Operating, Development / Redevelopment and Alternative Strategy Portfolio Properties Unconsolidated JV's Unaudited

Year of Lease Expiration	Number of Expiring Leases (1)	Rentable Square Footage of Expiring Leases	SLG Share Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Contractual Cash Rent of Expiring Leases	SLG Share Annualized Contractual Cash Rent of Expiring Leases	Annualized Contractual Cash Rent Per Square Foot of Expiring Leases $/psf (2)
High Street Retail
2025 (3)	—	—	—	—%	$—	$—	$—
2026	—	—	—	—%	—	—	—
2027	—	—	—	—%	—	—	—
2028	—	—	—	—%	—	—	—
2029	—	—	—	—%	—	—	—
2030	—	—	—	—%	—	—	—
2031	—	—	—	—%	—	—	—
2032	—	—	—	—%	—	—	—
2033	—	—	—	—%	—	—	—
2034	—	—	—	—%	—	—	—
Thereafter	—	—	—	—%	—	—	—
	—	—	—	—%	$—	$—	$—
Vacancy (4)		—
Grand Total		—

Other Retail
2025 (3)	—	—	—	—%	$—	$—	$—
2026	2	9,820	5,688	2.1%	9,316,437	5,316,322	948.72
2027	1	7,711	4,388	1.7%	10,638,409	6,053,255	1,379.64
2028	1	9,106	5,181	2.0%	2,219,369	1,262,821	243.73
2029	3	52,886	27,070	11.5%	5,465,551	2,502,840	103.35
2030	2	11,970	6,811	2.6%	7,110,424	4,045,831	594.02
2031	3	14,058	7,433	3.0%	2,391,784	1,292,199	170.14
2032	2	18,864	9,499	4.1%	1,306,479	659,325	69.26
2033	2	4,721	2,417	1.0%	589,849	301,519	124.94
2034	2	8,414	4,867	1.8%	687,076	403,020	81.66
Thereafter	20	323,831	153,708	70.2%	17,503,989	8,711,494	54.05
	38	461,381	227,062	100.0%	$57,229,367	$30,548,626	$124.04
Vacancy (4)		45,296
Grand Total		506,677

Alternative Strategy Portfolio
2025 (3)	1	1,277	319	0.9%	$108,000	$26,946	$84.57
2026	3	17,869	6,381	12.6%	7,851,124	3,233,450	439.37
2027	1	1,685	420	1.2%	457,209	114,074	271.34
2028	1	1,819	454	1.3%	214,642	53,553	118.00
2029	2	1,425	937	1.0%	617,267	510,074	433.17
2030	—	—	—	—%	—	—	—
2031	2	23,536	21,077	16.6%	7,547,437	7,034,587	320.68
2032	—	—	—	—%	—	—	—
2033	2	85,557	50,133	60.3%	49,636,824	27,994,459	580.16
2034	1	7,940	3,970	5.6%	1,276,953	638,477	160.83
Thereafter	1	647	161	0.5%	84,372	21,051	130.40
	14	141,755	83,852	100.0%	$67,793,828	$39,626,671	$478.25
Vacancy (4)		95,592
Grand Total		237,347

(1) Tenants may have multiple leases.
(2) Represents in place annualized contractual cash rent allocated by year of expiration.
(3) Includes month to month holdover tenants that expired prior to June 30, 2025.
(4) Includes square footage of leases signed but not yet commenced.

Supplemental Information	44	Second Quarter 2025

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Manhattan Office Unaudited (Dollars in Thousands)

						Gross Asset	Occupancy (%)
	Property	Submarket	Interest Acquired	Type of Ownership	Net Rentable SF	Valuation ($'s)	at acquisition	6/30/2025
2001 - 2024 Acquisitions
Jun-01	317 Madison Avenue	Grand Central	100.0%	Fee Interest	450,000	$105,600	95.0	N/A
Sep-01	1250 Broadway	Penn Station	49.9	Fee Interest	670,000	126,500	97.7	N/A
May-02	1515 Broadway	Times Square	55.0	Fee Interest	1,750,000	483,500	98.0	99.7
Feb-03	220 East 42nd Street	Grand Central	100.0	Fee Interest	1,135,000	265,000	91.9	92.0
Mar-03	125 Broad Street	Downtown	100.0	Fee Interest	525,000	92,000	100.0	N/A
Oct-03	461 Fifth Avenue	Midtown	100.0	Leasehold Interest	200,000	60,900	93.9	94.7
Dec-03	1221 Avenue of the Americas	Rockefeller Center	45.0	Fee Interest	2,550,000	1,000,000	98.8	N/A
Mar-04	19 West 44th Street	Midtown	35.0	Fee Interest	292,000	67,000	86.0	N/A
Jul-04	750 Third Avenue	Grand Central	100.0	Fee Interest	779,000	255,000	100.0	4.9
Jul-04	485 Lexington Avenue	Grand Central	30.0	Fee Interest	921,000	225,000	100.0	72.8
Oct-04	625 Madison Avenue	Plaza District	100.0	Leasehold Interest	563,000	231,500	68.0	N/A
Feb-05	28 West 44th Street	Midtown	100.0	Fee Interest	359,000	105,000	87.0	N/A
Apr-05	1 Madison Avenue	Park Avenue South	55.0	Fee Interest	1,177,000	803,000	96.0	N/A
Apr-05	5 Madison Avenue Clock Tower	Park Avenue South	100.0	Fee Interest	267,000	115,000	N/A	N/A
Jun-05	19 West 44th Street	Midtown	65.0	Fee Interest	—	91,200	92.2	N/A
Mar-06	521 Fifth Avenue	Midtown	100.0	Leasehold Interest	460,000	210,000	97.0	N/A
Jun-06	609 Fifth Avenue	Midtown	100.0	Fee Interest	160,000	182,000	98.5	N/A
Dec-06	485 Lexington Avenue	Grand Central	70.0	Fee Interest	—	578,000	90.5	72.8
Dec-06	800 Third Avenue	Grand Central North	43.0	Fee Interest	526,000	285,000	96.9	83.8
Jan-07	Reckson - NYC Portfolio	Various	100.0	Fee Interests / Leasehold Interest	5,612,000	3,679,530	98.3	86.2
Apr-07	331 Madison Avenue	Grand Central	100.0	Fee Interest	114,900	73,000	97.6	N/A
Apr-07	1745 Broadway	Midtown	32.3	Leasehold Interest	674,000	520,000	100.0	N/A
Jun-07	333 West 34th Street	Penn Station	100.0	Fee Interest	345,400	183,000	100.0	N/A
Aug-07	1 Madison Avenue	Park Avenue South	45.0	Fee Interest	1,177,000	1,000,000	99.8	N/A
Dec-07	388 & 390 Greenwich Street	Downtown	50.6	Fee Interest	2,635,000	1,575,000	100.0	N/A
Jan-10	100 Church Street	Downtown	100.0	Fee Interest	1,047,500	181,600	41.3	93.1
May-10	600 Lexington Avenue	Grand Central North	55.0	Fee Interest	303,515	193,000	93.6	N/A
Aug-10	125 Park Avenue	Grand Central	100.0	Fee Interest	604,245	330,000	99.1	98.3
Jan-11	521 Fifth Avenue	Midtown	49.9	Leasehold Interest	460,000	245,700	80.7	N/A
Apr-11	1515 Broadway	Times Square	45.0	Fee Interest	1,750,000	1,210,000	98.5	99.7
May-11	110 East 42nd Street	Grand Central	100.0	Fee Interest	205,000	85,570	72.6	N/A
May-11	280 Park Avenue	Park Avenue	49.5	Fee Interest	1,219,158	1,110,000	78.2	89.6
Nov-11	180 Maiden Lane	Financial East	49.9	Fee Interest	1,090,000	425,680	97.7	N/A
Nov-11	51 East 42nd Street	Grand Central	100.0	Fee Interest	142,000	80,000	95.5	N/A
Feb-12	10 East 53rd Street	Plaza District	55.0	Fee Interest	354,300	252,500	91.9	95.8
Jun-12	304 Park Avenue South	Midtown South	100.0	Fee Interest	215,000	135,000	95.8	91.9
Sep-12	641 Sixth Avenue	Midtown South	100.0	Fee Interest	163,000	90,000	92.1	N/A
Dec-12	315 West 36th Street	Times Square South	35.5	Fee Interest	147,619	46,000	99.2	N/A
May-14	388 & 390 Greenwich Street	Downtown	49.4	Fee Interest	2,635,000	1,585,000	100.0	N/A
Jul-15	110 Greene Street	Soho	90.0	Fee Interest	223,600	255,000	84.0	91.0
Aug-15	30 East 40th Street	Grand Central South	60.0	Leasehold Interest	69,446	4,650	100.0	N/A
Aug-15	11 Madison Avenue	Park Avenue South	100.0	Fee Interest	2,314,000	2,285,000	71.6	87.9
Dec-15	600 Lexington Avenue	Grand Central North	45.0	Fee Interest	303,515	284,000	95.5	N/A
Oct-17	Worldwide Plaza	Westside	24.4	Fee Interest	2,048,725	1,725,000	100.0	63.3
May-18	2 Herald Square	Herald Square	100.0	Leasehold Interest	369,000	266,000	81.6	34.5
May-19	110 Greene Street	Soho	10.0	Fee Interest	223,600	256,500	93.3	91.0
Jul-20	885 Third Avenue	Midtown / Plaza District	100.0	Fee / Leasehold Interest	625,300	387,932	94.8	76.5
Oct-20	590 Fifth Avenue	Midtown	100.0	Fee Interest	103,300	107,200	90.0	N/A
Jun-22	450 Park Avenue	Park Avenue	25.1	Fee Interest	337,000	445,000	79.8	95.6
Sep-22	245 Park Avenue	Park Avenue	100.0	Fee Interest	1,782,793	1,960,000	91.8	87.3
Dec-24	10 East 53rd Street	Plaza District	45.0	Fee Interest	354,300	236,000	97.6	95.8
					42,433,216	$26,494,062
2025 Acquisitions
Jan-25	500 Park Avenue	Park Avenue	100.0	Fee Interest	201,411	$130,000	94.5	90.7
					201,411	$130,000

Supplemental Information	45	Second Quarter 2025

SUMMARY OF REAL ESTATE DISPOSITION ACTIVITY Manhattan Office Unaudited (Dollars in Thousands)

						Gross Asset Valuation
	Property	Submarket	Interest Sold	Type of Ownership	Net Rentable SF	($'s)	($'s/SF)
2001 - 2025 Dispositions
Jan-01	633 Third Ave	Grand Central North	100.0%	Fee Interest	40,623	$13,250	$326
May-01	1 Park Ave	Grand Central South	45.0	Fee Interest	913,000	233,900	256
Jun-01	1412 Broadway	Times Square South	100.0	Fee Interest	389,000	90,700	233
Jul-01	110 East 42nd Street	Grand Central	100.0	Fee Interest	69,700	14,500	208
Sep-01	1250 Broadway	Penn Station	45.0	Fee Interest	670,000	126,500	189
Jun-02	469 Seventh Avenue	Penn Station	100.0	Fee Interest	253,000	53,100	210
Mar-03	50 West 23rd Street	Chelsea	100.0	Fee Interest	333,000	66,000	198
Jul-03	1370 Broadway	Times Square South	100.0	Fee Interest	255,000	58,500	229
Dec-03	321 West 44th Street	Times Square	100.0	Fee Interest	203,000	35,000	172
May-04	1 Park Avenue	Grand Central South	75.0	Fee Interest	913,000	318,500	349
Oct-04	17 Battery Place North	Financial	100.0	Fee Interest	419,000	70,000	167
Nov-04	1466 Broadway	Times Square	100.0	Fee Interest	289,000	160,000	554
Apr-05	1414 Avenue of the Americas	Plaza District	100.0	Fee Interest	111,000	60,500	545
Aug-05	180 Madison Avenue	Grand Central	100.0	Fee Interest	265,000	92,700	350
Jul-06	286 & 290 Madison Avenue	Grand Central	100.0	Fee Interest	149,000	63,000	423
Aug-06	1140 Avenue of the Americas	Rockefeller Center	100.0	Leasehold Interest	191,000	97,500	510
Dec-06	521 Fifth Avenue	Grand Central	50.0	Leasehold Interest	460,000	240,000	522
Mar-07	1 Park Avenue	Grand Central South	100.0	Fee Interest	913,000	550,000	602
Mar-07	70 West 36th Street	Garment	100.0	Fee Interest	151,000	61,500	407
Jun-07	110 East 42nd Street	Grand Central North	100.0	Fee Interest	181,000	111,500	616
Jun-07	125 Broad Street	Downtown	100.0	Fee Interest	525,000	273,000	520
Jun-07	5 Madison Clock Tower	Park Avenue South	100.0	Fee Interest	267,000	200,000	749
Jul-07	292 Madison Avenue	Grand Central South	100.0	Fee Interest	187,000	140,000	749
Jul-07	1372 Broadway	Penn Station/Garment	85.0	Fee Interest	508,000	335,000	659
Nov-07	470 Park Avenue South	Park Avenue South/Flatiron	100.0	Fee Interest	260,000	157,000	604
Jan-08	440 Ninth Avenue	Penn Station	100.0	Fee Interest	339,000	160,000	472
May-08	1250 Broadway	Penn Station	100.0	Fee Interest	670,000	310,000	463
Oct-08	1372 Broadway	Penn Station/Garment	15.0	Fee Interest	508,000	274,000	539
May-10	1221 Avenue of the Americas	Rockefeller Center	45.0	Fee Interest	2,550,000	1,280,000	502
Sep-10	19 West 44th Street	Midtown	100.0	Fee Interest	292,000	123,150	422
May-11	28 West 44th Street	Midtown	100.0	Fee Interest	359,000	161,000	448
Aug-13	333 West 34th Street	Penn Station	100.0	Fee Interest	345,400	220,250	638
May-14	673 First Avenue	Grand Central South	100.0	Leasehold Interest	422,000	145,000	344
Sep-15	120 West 45th Street	Midtown	100.0	Fee Interest	440,000	365,000	830
Sep-15	315 West 36th Street	Times Square South	100.0	Fee Interest	148,000	115,000	777
Jun-16	388 & 390 Greenwich Street	Downtown	100.0	Fee Interest	2,635,000	2,000,000	759
Aug-16	11 Madison Avenue	Park Avenue South	40.0	Fee Interest	2,314,000	2,600,000	1,124
Nov-17	1515 Broadway	Times Square	30.0	Fee Interest	1,750,000	1,950,000	1,114
Jan-18	600 Lexington Avenue	Grand Central North	100.0	Fee Interest	303,515	305,000	1,005
Feb-18	1515 Broadway	Times Square	13.0	Fee Interest	1,750,000	1,950,000	1,114
May-18	1745 Broadway	Midtown	56.9	Leasehold Interest	674,000	633,000	939
Nov-18	3 Columbus Circle	Columbus Circle	48.9	Fee Interest	530,981	851,000	1,603
Nov-18	2 Herald Square	Herald Square	49.0	Leasehold Interest	369,000	265,000	718
May-19	521 Fifth Avenue	Grand Central	50.5	Fee Interest	460,000	381,000	828
Dec-20	30 East 40th Street	Grand Central South	60.0	Leasehold Interest	69,446	5,200	75
Mar-21	55 West 46th Street - Tower 46	Midtown	25.0	Fee Interest	347,000	275,000	793
Jun-21	635 - 641 Sixth Avenue	Midtown South	100.0	Fee Interest	267,000	325,000	1,217
Jul-21	220 East 42nd Street	Grand Central	49.0	Fee Interest	1,135,000	783,500	690
Oct-21	590 Fifth Avenue	Midtown	100.0	Fee Interest	103,300	103,000	997
Dec-21	110 East 42nd Street	Grand Central	100.0	Fee Interest	215,400	117,075	544
Jun-23	245 Park Avenue	Park Avenue	49.9	Fee Interest	1,782,793	1,995,000	1,119
Nov-24	One Vanderbilt Avenue	Grand Central	11.0	Fee Interest	1,657,198	4,700,000	2,836
					31,352,356	$26,013,825	$830

Supplemental Information	46	Second Quarter 2025

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Retail, Residential, Development / Redevelopment and Land Unaudited (Dollars in Thousands)

				Interest			Gross Asset	Occupancy (%)
	Property	Type of Property	Submarket	Acquired	Type of Ownership	Net Rentable SF	Valuation ($'s)	at acquisition	6/30/2025
2005 - 2025 Acquisitions
Jul-05	1551-1555 Broadway	Retail	Times Square	10.0%	Fee Interest	25,600	$85,000	N/A	N/A
Jul-05	21 West 34th Street	Retail	Herald Square	50.0	Fee Interest	30,100	17,500	N/A	N/A
Sep-05	141 Fifth Avenue	Retail	Flatiron	50.0	Fee Interest	21,500	13,250	N/A	N/A
Nov-05	1604 Broadway	Retail	Times Square	63.0	Leasehold Interest	29,876	4,400	17.2	N/A
Dec-05	379 West Broadway	Retail	Cast Iron/Soho	45.0	Leasehold Interest	62,006	19,750	100.0	N/A
Jan-06	25-29 West 34th Street	Retail	Herald Square/Penn Station	50.0	Fee Interest	41,000	30,000	55.8	N/A
Sep-06	717 Fifth Avenue	Retail	Midtown/Plaza District	32.8	Fee Interest	119,550	251,900	63.1	N/A
Aug-07	180 Broadway	Development	Lower Manhattan	50.0	Fee Interest	24,300	13,600	85.2	N/A
Apr-07	Two Herald Square	Land	Herald Square	55.0	Fee Interest	N/A	225,000	N/A	N/A
Jul-07	885 Third Avenue	Land	Midtown / Plaza District	55.0	Fee Interest	N/A	317,000	N/A	N/A
Feb-08	182 Broadway	Development	Lower Manhattan	50.0	Fee Interest	46,280	30,000	83.8	N/A
Nov-10	Williamsburg Terrace	Retail	Brooklyn, New York	100.0	Fee Interest	52,000	18,000	100.0	N/A
Dec-10	11 West 34th Street	Retail	Herald Square/Penn Station	30.0	Fee Interest	17,150	10,800	100.0	100.0
Dec-10	Two Herald Square	Land	Herald Square	45.0	Fee Interest	354,400	247,500	N/A	N/A
Dec-10	885 Third Avenue	Land	Midtown / Plaza District	45.0	Fee Interest	607,000	352,000	N/A	N/A
Dec-10	292 Madison Avenue	Land	Grand Central South	100.0	Fee Interest	203,800	78,300	N/A	N/A
Jan-11	3 Columbus Circle	Redevelopment	Columbus Circle	48.9	Fee Interest	741,500	500,000	20.1	N/A
Aug-11	1552-1560 Broadway	Retail	Times Square	50.0	Fee Interest	35,897	136,550	59.7	12.6
Sep-11	747 Madison Avenue	Retail	Plaza District	33.3	Fee Interest	10,000	66,250	100.0	N/A
Jan-12	DFR Residential and Retail Portfolio	Residential	Plaza District, Upper East Side	80.0	Fee Interests / Leasehold Interest	489,882	193,000	95.1	N/A
Jan-12	724 Fifth Avenue	Retail	Plaza District	50.0	Fee Interest	65,010	223,000	92.9	N/A
Jul-12	West Coast Office Portfolio	West Coast		27.6	Fee Interest	4,473,603	880,104	76.3	N/A
Aug-12	33 Beekman Street	Development	Downtown	45.9	Fee Interest	163,500	31,160	—	N/A
Sep-12	635 Sixth Avenue	Redevelopment	Midtown South	100.0	Fee Interest	104,000	83,000	—	N/A
Oct-12	1080 Amsterdam	Redevelopment	Upper West Side	87.5	Leasehold Interest	82,250	—	2.2	N/A
Dec-12	21 East 66th Street	Retail	Plaza District	32.3	Fee Interest	16,736	75,000	100.0	N/A
Dec-12	985-987 Third Avenue	Redevelopment	Upper East Side	100.0	Fee Interest	13,678	18,000	—	N/A
Dec-12	131-137 Spring Street	Retail	Soho	100.0	Fee Interest	68,342	122,300	100.0	N/A
Mar-13	248-252 Bedford Avenue	Residential	Brooklyn, New York	90.0	Fee Interest	66,611	54,900	—	N/A
Nov-13	650 Fifth Avenue	Retail	Plaza District	50.0	Leasehold Interest	32,324	—	63.6	100.0
Nov-13	315 West 33rd Street - The Olivia	Retail / Residential	Penn Station	100.0	Fee Interest	492,987	386,775	96.6	N/A
Nov-13	562, 570 & 574 Fifth Avenue	Redevelopment	Plaza District	100.0	Fee Interest	66,962	146,222	74.6	N/A
Jul-14	719 Seventh Avenue	Retail	Times Square	75.0	Fee Interest	6,000	41,149	100.0	N/A
Jul-14	115 Spring Street	Retail	Soho	100.0	Fee Interest	5,218	52,000	100.0	100.0
Jul-14	752-760 Madison Avenue	Retail	Plaza District	100.0	Fee Interest	21,124	282,415	100.0	100.0
Sep-14	121 Greene Street	Retail	Soho	50.0	Fee Interest	7,131	27,400	100.0	N/A
Sep-14	635 Madison Avenue	Land	Plaza District	100.0	Fee Interest	176,530	145,000	N/A	N/A
Oct-14	102 Greene Street	Retail	Soho	100.0	Fee Interest	9,200	32,250	100.0	N/A
Oct-14	175-225 Third Street	Redevelopment	Brooklyn, New York	95.0	Fee Interest	—	72,500	—	N/A
Nov-14	55 West 46th Street - Tower 46	Redevelopment	Midtown	100.0	Fee Interest	347,000	295,000	—	N/A
Feb-15	Stonehenge Portfolio	Residential	Various	Various	Fee Interest	2,589,184	40,000	96.5	N/A
Mar-15	1640 Flatbush Avenue	Redevelopment	Brooklyn, New York	100.0	Fee Interest	1,000	6,799	100.0	N/A
Jun-15	Upper East Side Residential	Residential	Upper East Side Residential	90.0	Fee Interest	27,000	50,074	96.4	N/A
Aug-15	187 Broadway & 5-7 Dey Street	Retail	Lower Manhattan	100.0	Fee Interest	73,600	63,690	90.5	N/A
Mar-16	183 Broadway	Retail	Lower Manhattan	100.0	Fee Interest	9,100	28,500	58.3	N/A
Apr-16	605 West 42nd Street - Sky	Residential	Midtown West	20.0	Fee Interest	927,358	759,046	—	N/A
Jul-18	1231 Third Avenue	Residential	Upper East Side	100.0	Fee Interest	38,992	55,355	100.0	N/A
Oct-18	133 Greene Street	Retail	Soho	100.0	Fee Interest	6,425	30,999	100.0	N/A
Dec-18	712 Madison Avenue	Retail	Plaza District	100.0	Fee Interest	6,600	57,996	100.0	N/A
Apr-19	106 Spring Street	Redevelopment	Soho	100.0	Fee Interest	5,928	80,150	—	N/A
May-19	410 Tenth Avenue	Redevelopment	Hudson Yards	70.9	Fee Interest	638,000	440,000	76.3	N/A
Jan-20	762 Madison Avenue	Redevelopment	Plaza District	10.0	Fee Interest	6,109	29,250	55.1	N/A
Jan-20	707 Eleventh Avenue	Redevelopment	Midtown West	100.0	Fee Interest	159,720	90,000	54.3	N/A
Jan-20	126 Nassau Street	Development	Lower Manhattan	100.0	Leasehold Interest	98,412	—	87.3	98.6
Oct-20	85 Fifth Avenue	Retail	Midtown South	36.3	Fee Interest	12,946	59,000	100.0	0.0
Sep-21	1591-1597 Broadway	Land	Times Square	100.0	Fee Interest	7,684	121,000	N/A	N/A
Sep-21	690 Madison Avenue	Retail	Plaza District	100.0	Fee Interest	7,848	72,221	100.0	100.0
Sep-22	5 Times Square	Redevelopment	Times Square	31.6	Leasehold Interest	1,127,931	1,096,714	22.5	N/A
Sep-23	625 Madison Avenue	Land	Plaza District	90.4	Fee Interest	563,000	620,245	N/A	N/A
Jan-24	2 Herald Square	Redevelopment	Herald Square	44.0	Leasehold Interest	369,000	120,000	43.9	34.5
Mar-24	719 Seventh Avenue	Retail	Times Square	25.0	Fee Interest	10,040	76,500	0.0	N/A
						15,815,924	$9,475,514

Supplemental Information	47	Second Quarter 2025

SUMMARY OF REAL ESTATE DISPOSITION ACTIVITY Retail, Residential, Development / Redevelopment, Land and Alternative Strategy Portfolio Unaudited (Dollars in Thousands)

				Interest			Gross Asset Valuation
	Property	Type of Property	Submarket	Sold	Type of Ownership	Net Rentable SF	($'s)	($'s/SF)
2011 - 2024 Dispositions
Sep-11	1551-1555 Broadway	Retail	Times Square	10.0%	Fee Interest	25,600	$276,757	$10,811
Feb-12	141 Fifth Avenue	Retail	Flatiron	100.0	Fee Interest	13,000	46,000	3,538
Feb-12	292 Madison Avenue	Land	Grand Central South	100.0	Fee Interest	203,800	85,000	417
Apr-12	379 West Broadway	Retail	Cast Iron/Soho	100.0	Leasehold Interest	62,006	48,500	782
Jun-12	717 Fifth Avenue	Retail	Midtown/Plaza District	50.0	Fee Interest	119,550	617,584	5,166
Sep-12	3 Columbus Circle	Redevelopment	Columbus Circle	29.0	Fee Interest	214,372	143,600	670
Feb-13	44 West 55th Street	Retail	Plaza District	100.0	Fee Interest	8,557	6,250	730
Jun-13	West Coast Office Portfolio	West Coast	Los Angeles, California	100.0	Fee Interest	406,740	111,925	275
Aug-13	West Coast Office Portfolio	West Coast	Fountain Valley, California	100.0	Fee Interest	302,037	66,994	222
Sep-13	West Coast Office Portfolio	West Coast	San Diego, California	100.0	Fee Interest	110,511	45,400	411
Dec-13	27-29 West 34th Street	Retail	Herald Square/Penn Station	100.0	Fee Interest	15,600	70,052	4,491
Jan-14	21-25 West 34th Street	Retail	Herald Square/Penn Station	100.0	Fee Interest	30,100	114,948	3,819
Mar-14	West Coast Office Portfolio	West Coast		100.0	Fee Interest	3,654,315	756,000	207
May-14	747 Madison Avenue	Retail	Plaza District	100.0	Fee Interest	10,000	160,000	16,000
Jul-14	985-987 Third Avenue	Redevelopment	Upper East Side	100.0	Fee Interest	13,678	68,700	5,023
Sep-14	180-182 Broadway	Redevelopment	Lower Manhattan	100.0	Fee Interest	156,086	222,500	1,425
Nov-14	2 Herald Square	Land	Herald Square/Penn Station	100.0	Fee Interest	354,400	365,000	1,030
Nov-14	55 West 46th Street - Tower 46	Redevelopment	Midtown	75.0	Fee Interest	347,000	295,000	850
Jan-15	180 Maiden Lane	Redevelopment	Financial East	100.0	Fee Interest	1,090,000	470,000	431
Aug-15	131-137 Spring Street	Retail	Soho	80.0	Fee Interest	68,342	277,750	4,064
Dec-15	570 & 574 Fifth Avenue	Redevelopment	Plaza District	100.0	Fee Interest	24,327	125,400	5,155
Feb-16	248-252 Bedford Avenue	Residential	Brooklyn, New York	90.0	Fee Interest	66,611	55,000	826
Feb-16	885 Third Avenue	Land	Midtown / Plaza District	100.0	Fee Interest	607,000	453,000	746
May-16	33 Beekman Street	Redevelopment	Downtown	100.0	Fee Interest	163,500	196,000	1,199
Oct-16	400 East 57th Street	Residential	Upper East Side	49.0	Fee Interest	290,482	170,000	585
Apr-17	102 Greene Street	Retail	Soho	90.0	Fee Interest	9,200	43,500	4,728
Sep-17	102 Greene Street	Retail	Soho	10.0	Fee Interest	9,200	43,500	4,728
Apr-18	175-225 Third Street	Redevelopment	Brooklyn, New York	95.0	Fee Interest	—	115,000	—
Jun-18	635 Madison Avenue	Land	Plaza District	100.0	Fee Interest	176,530	153,000	867
Jul-18	724 Fifth Avenue	Retail	Plaza District	50.0	Fee Interest	65,010	365,000	5,615
Oct-18	72nd Street Assemblage & 1231 Third Avenue	Residential	Upper East Side	Various	Fee Interest	—	143,800	—
Jan-19	131-137 Spring Street	Retail	Soho	20.0	Fee Interest	68,342	216,000	3,161
Aug-19	115 Spring Street	Retail	Soho	49.0	Fee Interest	5,218	66,050	12,658
Dec-19	562 Fifth Avenue	Redevelopment	Plaza District	100.0	Fee Interest	42,635	52,393	1,229
Dec-19	1640 Flatbush Avenue	Redevelopment	Brooklyn, New York	100.0	Fee Interest	1,000	16,150	16,150
Mar-20	315 West 33rd Street - The Olivia	Retail / Residential	Penn Station	100.0	Fee Interest	492,987	446,500	906
May-20	609 Fifth Avenue - Retail Condominium	Retail	Rockefeller Center	100.0	Fee Interest	21,437	168,000	7,837
Sep-20	400 East 58th Street	Residential	Upper East Side	90.0	Fee Interest	140,000	62,000	443
Dec-20	410 Tenth Avenue	Redevelopment	Hudson Yards	70.9	Fee Interest	638,000	952,500	1,493
Dec-20	Williamsburg Terrace	Retail	Brooklyn, New York	100.0	Fee Interest	52,000	32,000	615
Jan-21	712 Madison Avenue	Retail	Plaza District	100.0	Fee Interest	6,600	43,000	6,515
Feb-21	133 Greene Street	Retail	Soho	100.0	Fee Interest	6,425	15,796	2,459
Mar-21	106 Spring Street	Redevelopment	Soho	100.0	Fee Interest	5,928	34,024	5,740
Jun-21	605 West 42nd Street - Sky	Residential	Westside	20.0	Fee Interest	927,358	858,100	925
Sep-21	400 East 57th Street	Residential	Upper East Side	41.0	Fee Interest	290,482	133,500	460
Feb-22	707 Eleventh Avenue	Redevelopment	Midtown West	100.0	Fee Interest	159,720	95,000	595
Apr-22	1080 Amsterdam	Residential	Upper West Side	92.5	Leasehold Interest	82,250	42,650	519
May-22	1591-1597 Broadway	Land	Times Square	100.0	Fee Interest	7,684	121,000	15,747
Jun-22	609 Fifth Avenue	Redevelopment	Rockefeller Center	100.0	Fee Interest	138,563	100,500	725
Dec-22	885 Third Avenue - Condominium	Redevelopment	Midtown / Plaza District	100.0	Fee / Leasehold Interest	414,317	300,400	725
Feb-23	121 Greene Street	Retail	Soho	50.0	Fee Interest	7,131	14,000	1,963
Dec-23	21 East 66th Street	Retail	Plaza District	32.3	Fee Interest	13,069	40,574	3,105
Jan-24	717 Fifth Avenue	Retail	Midtown / Plaza District	10.9	Fee Interest	119,550	963,000	8,055
May-24	625 Madison Avenue	Redevelopment	Plaza District	90.4	Fee Interest	563,000	634,600	1,127
Jun-24	719 Seventh Avenue	Retail	Times Square	100.0	Fee Interest	10,040	30,500	3,038
Oct-24	5 Times Square	Redevelopment	Times Square	31.6	Leasehold Interest	1,127,931	1,165,587	1,033
						13,959,221	$12,714,984	$911
2025 Dispositions
Apr-25	85 Fifth Avenue	Retail	Midtown South	36.3%	Fee Interest	12,946	$46,800	$3,615
						12,946	$46,800	$3,615

Supplemental Information	48	Second Quarter 2025

SUMMARY OF REAL ESTATE ACQUISITION/DISPOSITION ACTIVITY Suburban Unaudited (Dollars in Thousands)

						Gross Asset	Occupancy (%)
	Property	Submarket	Interest Acquired	Type of Ownership	Net Rentable SF	Valuation ($'s)	at acquisition	6/30/2025
2007 - 2025 Acquisitions
Jan-07	300 Main Street	Stamford, Connecticut	100.0%	Fee Interest	130,000	$15,000	92.5	N/A
Jan-07	399 Knollwood Road	White Plains, New York	100.0	Fee Interest	145,000	31,600	96.6	N/A
Jan-07	Reckson - Connecticut Portfolio	Stamford, Connecticut	100.0	Fee Interests / Leasehold Interest	1,369,800	490,750	88.9	70.8
Jan-07	Reckson - Westchester Portfolio	Westchester	100.0	Fee Interests / Leasehold Interest	2,346,100	570,190	90.6	N/A
Apr-07	Jericho Plaza	Jericho, New York	20.3	Fee Interest	640,000	210,000	98.4	N/A
Jun-07	1010 Washington Boulevard	Stamford, Connecticut	100.0	Fee Interest	143,400	38,000	95.6	N/A
Jun-07	500 West Putnam Avenue	Greenwich, Connecticut	100.0	Fee Interest	121,500	56,000	94.4	N/A
Jul-07	16 Court Street	Brooklyn, New York	35.0	Fee Interest	317,600	107,500	80.6	N/A
Aug-07	150 Grand Street	White Plains, New York	100.0	Fee Interest	85,000	6,700	52.9	N/A
Sep-07	The Meadows	Rutherford, New Jersey	25.0	Fee Interest	582,100	111,500	81.3	N/A
Jan-08	125 Chubb Way	Lyndhurst, New Jersey	100.0	Fee Interest	278,000	29,364	—	N/A
Dec-10	7 Renaissance Square	White Plains, New York	50.0	Fee Interest	65,641	4,000	—	N/A
Apr-13	16 Court Street	Brooklyn, New York	49.0	Fee Interest	317,600	96,200	84.9	N/A
					6,541,741	$1,766,804

						Gross Asset
	Property	Submarket	Interest Sold	Type of Ownership	Net Rentable SF	Valuation ($'s)		Price ($'s/SF)
2008 - 2025 Dispositions
Oct-08	100 & 120 White Plains Road	Tarrytown, New York	10,000.0%	Fee Interest	211,000	$48,000		$227
Jan-09	55 Corporate Drive	Bridgewater, New Jersey	100.0	Fee Interest	670,000	230,000		343
Aug-09	399 Knollwood Road	White Plains, New York	100.0	Fee Interest	145,000	20,767		143
Jul-12	One Court Square	Long Island City, New York	100.0	Fee Interest	1,402,000	481,100		343
Sep-13	300 Main Street	Stamford, Connecticut	100.0	Fee Interest	130,000	13,500		104
Aug-15	The Meadows	Rutherford, New Jersey	100.0	Fee Interest	582,100	121,100		208
Dec-15	140 Grand Street	White Plains, New York	100.0	Fee Interest	130,100	22,400		172
Dec-15	150 Grand Street	White Plains, New York	100.0	Fee Interest	85,000	9,600		113
Mar-16	7 Renaissance Square	White Plains, New York	100.0	Fee Interest	65,641	21,000		320
Jul-16	500 West Putnam Avenue	Greenwich, Connecticut	100.0	Fee Interest	121,500	41,000		337
Apr-17	520 White Plains Road	Tarrytown, New York	100.0	Fee Interest	180,000	21,000		117
Jul-17	680 Washington Avenue	Stamford, Connecticut	51.0	Fee Interest	133,000	42,011		316
Jul-17	750 Washington Avenue	Stamford, Connecticut	51.0	Fee Interest	192,000	53,745		280
Oct-17	16 Court Street	Brooklyn, New York	100.0	Fee Interest	317,600	171,000		538
Oct-17	125 Chubb Way	Lyndhurst, New Jersey	100.0	Fee Interest	278,000	29,500		106
May-18	115-117 Stevens Avenue	Valhalla, New York	100.0	Fee Interest	178,000	12,000		67
Jun-18	Jericho Plaza	Jericho, New York	11.7	Fee Interest	640,000	117,400		183
Jul-18	1-6 International Drive	Rye Brook, New York	100.0	Fee Interest	540,000	55,000		102
Nov-19	1010 Washington Boulevard	Stamford, Connecticut	100.0	Fee Interest	143,400	23,100		161
Dec-19	100 Summit Lake Drive	Valhalla, New York	100.0	Fee Interest	250,000	41,580		166
Dec-19	200 Summit Lake Drive	Valhalla, New York	100.0	Fee Interest	245,000	37,943		155
Dec-19	500 Summit Lake Drive	Valhalla, New York	100.0	Fee Interest	228,000	34,185		150
Dec-19	360 Hamilton Avenue	White Plains, New York	100.0	Fee Interest	384,000	115,452		301
Dec-20	1055 Washington Boulevard	Stamford, Connecticut	100.0	Leasehold Interest	182,000	23,750		130
Jul-24	Palisades Premier Conference Center	Orangetown, New York	100.0	Fee Interest	450,000	26,250		58
					7,883,341	$1,812,383		$230

Supplemental Information	49	Second Quarter 2025

Non-GAAP Disclosures and Reconciliations Unaudited (Dollars in Thousands, except per share data)

Funds Available for Distribution (FAD)

FAD is a non-GAAP financial measure that is calculated as FFO plus non-real estate depreciation, allowance for straight line credit loss, adjustment for straight line operating lease rent, non-cash deferred compensation, and pro-rata adjustments for these items from the Company's unconsolidated JVs, less straight line rental income, free rent net of amortization, second cycle tenant improvement and leasing costs, and recurring capital expenditures.
FAD is not intended to represent cash flow for the period and is not indicative of cash flow provided by operating activities as determined in accordance with GAAP. FAD is presented solely as a supplemental disclosure with respect to liquidity. Because all companies do not calculate FAD the same way, the presentation of FAD may not be comparable to similarly titled measures of other companies. FAD does not represent cash flow from operating, investing and finance activities in accordance with GAAP and should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of the Company’s liquidity.
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDAre)

EBITDAre is a non-GAAP financial measure. The Company computes EBITDAre in accordance with standards established by NAREIT, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The White Paper on EBITDAre approved by the Board of Governors of NAREIT in September 2017 defines EBITDAre as net income (loss) (computed in accordance with Generally Accepted Accounting Principles, or GAAP), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures.
The Company presents EBITDAre because the Company believes that EBITDAre, along with cash flow from operating activities, investing activities and financing activities, provides investors with an additional indicator of the Company’s ability to incur and service debt. EBITDAre should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of the Company’s liquidity.
Net Operating Income (NOI) and Cash NOI
NOI is a non-GAAP financial measure that is calculated as operating income before transaction related costs, gains/losses on early extinguishment of debt, marketing general and administrative expenses and non-real estate revenue. Cash NOI is also a non-GAAP financial measure that is calculated by subtracting free rent (net of amortization), straight-line rent, and the amortization of acquired above and below-market leases from NOI, while adding operating lease straight-line adjustment and the allowance for straight-line tenant credit loss.

The Company presents NOI and Cash NOI because the Company believes that these measures, when taken together with the corresponding GAAP financial measures and reconciliations, provide investors with meaningful information regarding the operating performance of properties. When operating performance is compared across multiple periods, the investor is provided with information not immediately apparent from net income that is determined in accordance with GAAP. NOI and Cash NOI provide information on trends in the revenue generated and expenses incurred in operating the Company's properties, unaffected by the cost of leverage, straight-line adjustments, depreciation, amortization, and other net income components. The Company uses these metrics internally as performance measures. None of these measures is an alternative to net income (determined in accordance with GAAP) and same-store performance should not be considered an alternative to GAAP net income performance.
Coverage Ratios
The Company presents fixed charge and debt service coverage ratios to provide a measure of the Company’s financial flexibility to service current debt amortization, interest expense and operating lease rent from current cash net operating income. These coverage ratios represent a common measure of the Company’s ability to service fixed cash payments; however, these ratios are not used as an alternative to cash flow from operating, financing and investing activities (determined in accordance with GAAP).

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Supplemental Information	50	Second Quarter 2025

Non-GAAP Disclosures and Reconciliations Unaudited (Dollars in Thousands, except per share data)

Funds From Operations (FFO) Reconciliation

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2025	2024	2025	2024

Net (loss) income attributable to SL Green common stockholders	$(11,092)	$(2,160)	$(32,167)	$10,981
Add:
Depreciation and amortization	60,160	52,247	124,658	100,831
Joint venture depreciation and noncontrolling interest adjustments	68,003	72,238	121,364	146,496
Net loss attributable to noncontrolling interests	(1,615)	(2,024)	(7,977)	(2,417)
Less:
Equity in net (loss) gain on sale of interest in unconsolidated joint venture/real estate	(1,946)	(8,129)	(1,946)	18,635
Purchase price and other fair value adjustments	(8,399)	(50)	(14,943)	(55,702)
Loss on sale of real estate, net	(167)	(2,741)	(649)	(2,741)
Depreciable real estate reserves	—	(13,721)	(8,546)	(65,839)
Depreciable real estate reserves in unconsolidated joint venture	—	—	(1,780)	—
Depreciation on non-rental real estate assets	1,421	1,000	2,684	2,153
FFO attributable to SL Green common stockholders and unit holders	$124,547	$143,942	$231,058	$359,385

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre)

	For the three months ended
	6/30/2025	3/31/2025	12/31/2024	9/30/2024	6/30/2024

Net (Loss) income	$(6,817)	$(21,545)	$19,138	$(9,264)	$1,959
Depreciable real estate reserves	—	8,546	38,232	—	13,721
Depreciable real estate reserves in unconsolidated joint venture	—	1,780	263,190	—	—
Loss (gain) on sale of real estate, net	167	482	1,705	(7,471)	2,741
Purchase price and other fair value adjustments	9,617	9,611	(125,287)	(12,906)	(1,265)
Equity in net loss (gain) on sale of interest in unconsolidated joint venture/real estate	1,946	—	(189,138)	(371)	8,129
Gain on sale of marketable securities	(10,232)	—	—	—	—
Depreciation and amortization	60,160	64,498	53,436	53,176	52,247
Income taxes	1,296	653	2,324	1,406	1,230
SUMMIT Operator tax expense	1,547	(45)	1,949	(1,779)	1,855
Amortization of deferred financing costs	1,742	1,687	1,734	1,669	1,677
Interest expense, net of interest income	45,318	45,681	38,153	42,091	35,803
Adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates	151,642	117,164	140,733	143,797	147,288
EBITDAre	$256,386	$228,512	$246,169	$210,348	$265,385

Supplemental Information	51	Second Quarter 2025

Non-GAAP Disclosures and Reconciliations Unaudited (Dollars in Thousands, except per share data)

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES	Three Months Ended		Six Months Ended
Operating income and Same-store NOI Reconciliation	June 30,		June 30,
	2025	2024	2025	2024

Net (loss) income	$(6,817)	$1,959	$(28,362)	$20,348

Depreciable real estate reserves	—	13,721	8,546	65,839
Depreciable real estate reserves in unconsolidated joint venture	—	—	1,780	—
Loss on sale of real estate, net	167	2,741	649	2,741
Purchase price and other fair value adjustments	9,617	(1,265)	19,228	49,227
Equity in net loss (gain) on sale of interest in unconsolidated joint venture/real estate	1,946	8,129	1,946	(18,635)
Gain on sale of marketable securities	(10,232)	—	(10,232)	—
Depreciation and amortization	60,160	52,247	124,658	100,831
SUMMIT Operator tax expense	1,547	1,855	1,502	560
Amortization of deferred financing costs	1,742	1,677	3,429	3,216
Interest expense, net of interest income	45,318	35,803	90,999	66,976
Interest expense on senior obligations of consolidated securitization vehicles	21,017	—	34,989	—
Operating Income	124,465	116,867	249,132	291,103

Equity in net loss (income) from unconsolidated joint ventures	22,775	(4,325)	19,825	(115,485)
Income from debt fund investments, net	(600)	—	(600)	—
Marketing, general and administrative expense	21,579	20,032	43,303	41,345
Transaction related costs	177	76	472	92
Loan loss and other investment reserves, net of recoveries	(46,287)	—	(71,326)	—
SUMMIT Operator expenses	24,847	23,188	46,611	45,046
Gain on early extinguishment of debt	—	(17,777)	—	(17,777)
Investment income	(6,339)	(6,191)	(22,453)	(13,594)
Interest income from real estate loans held by consolidated securitization vehicles	(21,049)	—	(37,030)	—
SUMMIT Operator revenue	(31,007)	(32,602)	(53,541)	(58,206)
Non-building revenue	(9,647)	(25,714)	(20,135)	(30,763)
Net operating income (NOI)	78,914	73,554	154,258	141,761

Equity in net (loss) income from unconsolidated joint ventures	(22,775)	4,325	(19,825)	115,485
SLG share of unconsolidated JV depreciation and amortization	65,153	70,652	128,228	140,098
SLG share of unconsolidated JV amortization of deferred financing costs	3,107	2,367	6,298	5,462
SLG share of unconsolidated JV interest expense, net of interest income	64,290	69,280	127,255	142,083
SLG share of unconsolidated JV gain on early extinguishment of debt	—	(30,705)	—	(172,369)
SLG share of unconsolidated JV investment income	(5,059)	(1,720)	(9,977)	(1,720)
SLG share of unconsolidated JV loan loss and other investment reserves, net of recoveries	14,531	—	14,531
SLG share of unconsolidated JV non-building revenue	(2,280)	(1,623)	(3,572)	(2,124)
NOI including SLG share of unconsolidated JVs	195,881	186,130	397,196	368,676

NOI from other properties/affiliates	(25,108)	(24,075)	(62,984)	(45,163)
Same-Store NOI	170,773	162,055	334,212	323,513

Straight-line and free rent	(493)	2,162	148	(1,368)
Amortization of acquired above and below-market leases, net	709	41	1,436	91
Operating lease straight-line adjustment	204	204	408	408
SLG share of unconsolidated JV straight-line and free rent	(8,776)	(2,149)	(13,894)	(4,915)
SLG share of unconsolidated JV amortization of acquired above and below-market leases, net	(6,516)	(6,287)	(12,910)	(12,572)
SLG share of unconsolidated JV operating lease straight-line adjustment	—	—	—	—
Same-store cash NOI	$155,901	$156,026	$309,400	$305,157

Lease termination income	(365)	(1,184)	(4,720)	(2,233)
SLG share of unconsolidated JV lease termination income	(2,204)	—	(2,227)	(2,717)
Same-store cash NOI excluding lease termination income	$153,332	$154,842	$302,453	$300,207

Supplemental Information	52	Second Quarter 2025

RESEARCH ANALYST COVERAGE

EQUITY COVERAGE

Firm	Analyst	Phone	Email
B of A Securities	Jeff Spector	(646) 855-1363	jeff.spector@bofa.com
Barclays	Brendan Lynch	(212) 526-9428	brendan.lynch@barclays.com
BMO Capital Markets Corp.	John P. Kim	(212) 885-4115	JohnP.Kim@bmo.com
BTIG	Thomas Catherwood	(212) 738-6140	tcatherwood@btig.com
Citi	Seth Bergey	(212) 816-2066	seth.bergey@citi.com
Deutsche Bank	Omotayo Okusanya	(212) 250-9284	omotayo.okusanya@db.com
Goldman Sachs & Co.	Caitlin Burrows	(212) 902-4736	caitlin.burrows@gs.com
Evercore ISI	Steve Sakwa	(212) 446-9462	steve.sakwa@evercoreisi.com
Jefferies	Peter Abramowitz	(212) 336-7241	pabramowitz@jefferies.com
JP Morgan Securities	Anthony Paolone	(212) 622-6682	anthony.paolone@jpmorgan.com
Mizuho Securities USA	Vikram Malhotra	(212) 282-3827	vikram.malhotra@mizuhogroup.com
Morgan Stanley & Co.	Ronald Kamdem	(212) 296-8319	ronald.kamdem@morganstanley.com
Piper Sandler	Alexander Goldfarb	(212) 466-7937	alexander.goldfarb@psc.com
Scotiabank	Nicholas Yulico	(212) 225-6904	nicholas.yulico@scotiabank.com
Truist Securities	Michael Lewis	(212) 319-5659	michael.r.lewis@truist.com
Wells Fargo	Blaine Heck	(443) 263-6529	blaine.heck@wellsfargo.com

SL Green Realty Corp. is covered by the research analysts listed above. Please note that any opinions, estimates or forecasts regarding SL Green Realty Corp.'s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of SL Green Realty Corp. or its management. SL Green Realty Corp. does not, by its reference above or distribution, imply its endorsement of or concurrence with such information, conclusions or recommendations.

Supplemental Information	53	Second Quarter 2025

EXECUTIVE MANAGEMENT

Marc Holliday	Neil H. Kessner
Chairman, Chief Executive Officer and	Executive Vice President, General
Interim President	Counsel - Real Property

Matthew J. DiLiberto	Maggie Hui
Chief Financial Officer	Chief Accounting Officer

Andrew S. Levine	Harrison Sitomer
Chief Legal Officer - General Counsel, EVP	Chief Investment Officer

Steven M. Durels	Robert Schiffer
Executive Vice President, Director of	Executive Vice President, Development
Leasing and Real Property
Brett Herschenfeld
Edward V. Piccinich	Executive Vice President, Retail and Opportunistic
Chief Operating Officer	Investment

Supplemental Information	54	Second Quarter 2025